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                      American International Companies (R)

                                                                       856-27-73


/_/ AIU Insurance Company          /_/ Granite State Insurance Company
/_/ American Home Assurance        /_/ Illinois National Insurance Co.
    Company                        /X/ National Union Fire Insurance Company
/_/ American International             of Pittsburgh, Pa.
    Pacific Insurance Company      /_/ National Union Fire Insurance Company of
/_/ American International             Louisiana
    South Insurance Company        /_/ New Hampshire Insurance Company
/_/ Birmingham Fire Insurance
    Company of Pennsylvania

                (each of the above being a capital stock company)

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          DIRECTORS, OFFICERS AND CORPORATE LIABILITY INSURANCE POLICY

                                 D&O GOLD (SM)

NOTICE: THIS IS A CLAIMS MADE POLICY. EXCEPT TO SUCH EXTENT AS MAY OTHERWISE BE PROVIDED HEREIN, THE COVERAGE OF THIS POLICY IS GENERALLY LIMITED TO LIABILITY FOR ONLY THOSE CLAIMS THAT ARE FIRST MADE AGAINST THE INSUREDS DURING THE POLICY PERIOD AND REPORTED IN WRITING TO THE INSURER PURSUANT TO THE TERMS HEREIN. PLEASE READ THE POLICY CAREFULLY AND DISCUSS THE COVERAGE THEREUNDER WITH YOUR INSURANCE AGENT OR BROKER.

NOTICE: THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED FOR LEGAL DEFENSE. AMOUNTS INCURRED FOR LEGAL DEFENSE SHALL BE APPLIED AGAINST THE RETENTION AMOUNT.

NOTICE: THE INSURER DOES NOT ASSUME ANY DUTY TO DEFEND; HOWEVER, THE INSURER MUST ADVANCE DEFENSE COSTS PAYMENTS PURSUANT TO THE TERMS HEREIN PRIOR TO THE FINAL DISPOSITION OF A CLAIM.

                                  DECLARATIONS

ITEM 1.   NAMED CORPORATION: STV GROUP, INC.

          MAILING ADDRESS: 11 ROBINSON, STREET
                           POTTSTOWN, PA 19464

          STATE OF INCORPORATION OF THE NAMED CORPORATION: DE

ITEM 2. SUBSIDIARY COVERAGE: any past, present or future Subsidiary of the Named Corporation

ITEM 3.   POLICY PERIOD: From: May 05, 1998 To: May 05, 1999
          (12:01 A.M. at the address stated in Item 1.)

ITEM 4.   LIMIT OF LIABILITY: $6,000,000                    aggregate for
                                                            Coverages A and B
                                                            combined (including
                                                            Defense Costs)

ITEM 5.   RETENTION:

          SECURITIES CLAIMS (INCLUDING YEAR 2000 SECURITIES CLAIMS):

          Judgments & Settlements (all coverages)           None

          Defense Costs (non-Indemnifiable Loss)            None

          Defense Costs (Coverage B(i) and
          Indemnifiable Loss)                               $125,000
                                                            for Loss arising
                                                            from Claims alleging
                                                            the same Wrongful
                                                            Act or related
                                                            Wrongful Acts
                                                            (waivable under
                                                            Clause 6 in certain
                                                            circumstances)

          YEAR 2000 CLAIMS (OTHER THAN YEAR 2000
          SECURITIES CLAIMS):

          Judgments, Settlements and Defense
          Costs (non-Indemnifiable Loss)                    None

          Judgments, Settlements and Defense
          Costs (Coverage B(ii) and Indemnifiable
          Loss)                                             $125,000
                                                            for Loss arising
                                                            from Claims alleging
                                                            the same Wrongful
                                                            Act or related
                                                            Wrongful Acts
                                                            (waivable under
                                                            Clause 6 in certain
                                                            circumstances)

          OTHER CLAIMS:
          Judgments, settlements and Defense
          Costs (non-Indemnifiable Loss)                    None

          Judgments, Settlements and Defense
          Costs (Indemnifiable Loss)                        $125,000
                                                            for Loss arising
                                                            from Claims alleging
                                                            the same Wrongful
                                                            Act or related
                                                            Wrongful Acts

ITEM 6.   YEAR 2000 THIRD PARTY CLAIMS ALLOCATION

          Judgments, Settlements and Defense
          Costs (non-Indemnifiable Loss)
          100%

          Coverage B(ii) and Indemnifiable Loss:

          DEFENSE COSTS

          (A)  Pre-trial                                    n/a
          (B)  Trial and appeal                             100%

          SETTELEMENTS AND JUDGEMENTS

          (C)  Joint Settlements and Judgements
               (except in (D) below)                        n/a
          (D)  Joint Judgments (Company insolvency)         100%

ITEM 7.   CONTINUITY DATES:

          A.   All Coverages (other than Outside
               Entity Coverage)                             October 26, 1983

          B.   Outside Entity Coverage: Per Outside
               Entity:                                      May 5, 1996

ITEM 8.   PREMIUM: $76,475

ITEM 9.   NAME AND ADDRESS OF INSURER ("Insurer"):
         (This policy is issued only by the insurance company indicated below.)
          National Union Fire Insurance Company of Pittsburgh, PA
          175 Water Street
          New York, NY 10038

IN WITNESS  WHEREOF,  the  Insurer  has caused  this  policy to be signed on the
Declarations  Page  by  its  President,   a  Secretary  and  a  duly  authorized
representative of the Insurer.

/s/ Elizabeth M. Tuck                   /s/ Kris Moor
SECRETARY                               President


                                        /s/ Ty Sagalow
                                        AUTHORIZED REPRESENTATIVE


COUNTERSIGNATURE DATE                   COUNTERSIGNED AT

          DIRECTORS, OFFICERS AND CORPORATE LIABILITY INSURANCE POLICY
                                 D&O GOLD (SM)

In consideration of the payment of the premium, and in reliance upon the statements made to the Insurer by application forming a part hereof and its attachments and the material incorporated therein, the insurance company designated in Item 9 of the Declarations, herein called the "Insurer", agrees as follows:

1.   INSURING AGREEMENTS

     COVERAGE A: NATURAL PERSON INSUREDS INSURANCE

     This policy shall pay the Loss of each and every Natural Person Insured(s) arising from a Claim (including a Securities Claim and a Year 2000 Claim) first made against the Natural Person Insured(s) during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act in their respective capacities as Natural Person Insured(s) except when and to the extent that the Company has indemnified the Natural Person Insureds. The Insurer shall, in accordance with and Subject to Clause 8, advance Defense Costs of such Claim prior to its final disposition.

     COVERAGE B: CORPORATE LIABILITY INSURANCE

     This policy shall pay the Loss of the Company arising from a:

     (i) Securities Claim (including a Year 2000 Securities Claim) first made against the Company, or

     (ii) Year 2000 Third Party Claim first made against the Company, or

     (iii)Claim (including a Securities Claim or Year 2000 Claim) first made against a Natural Person Insured(s),

     during the Policy Period or the Discovery Period (if applicable) and reported to the Insurer pursuant to the terms of this policy for any actual or alleged Wrongful Act, but, in the case of (ii) above, only during the time that the Claim was also made against a Director or Officer, and, in the case of (iii) above, only to the extent that the Company has indemnified the Natural Person Insureds for such Loss pursuant to law, common or statutory, or contract, or the Charter or By-laws of the Company duly effective under such law which determines and defines such rights of indemnity. The Insurer shall, in accordance with and subject to Clause 8, advance Defense Costs of such Claim prior to its final disposition.

     COVERAGE C: YEAR 2000 CRISIS FUND (SM) INSURANCE

     This policy shall pay the Year 2000 Crisis Loss of the Company arising from a Year 2000 Crisis first occurring during the Policy Period and reported to the Insurer pursuant to Clause 7(a) of this policy up to the amount of the Year 2000 Crisis Fund(SM). Clause 4, Exclusions, shall not be applicable to Year 2000 Crisis Loss. There shall be no Retention amount applicable to Year 2000 Crisis Loss, and the Insurer shall pay such Loss from first dollar subject to the other terms and conditions of this policy. Clause 8 of this policy shall have no applicability to any Year 2000 Crisis.

2.   DEFINITIONS

(a)  "Claim" means:

     (1)  a written demand for monetary or non-monetary relief;
     (2) a civil, criminal, administrative, regulatory or arbitration proceeding for monetary or nonmonetary relief which is commenced by:
          (i)  service of a complaint or similar pleading; or
          (ii) return of an indictment, information or similar document (in the case of a criminal proceeding); or
          (iii) receipt or filing of a notice of charges; or
     (3) a civil, criminal, administrative or regulatory investigation (including a Securities and Exchange Commission, Equal Employment Opportunity Commission or grand jury investigation) of a Natural Person Insured but only after such Natural Person Insured is identified in writing by the investigating authority as a person against whom a proceeding described in clause (2) above may be commenced, or in the case of a securities investigation, after the service of a subpoena on such Natural Person Insured.

     The term "Claim" shall include a Securities Claim and a Year 2000 Claim; provided, however, that with respect to Coverage B(i) only, Claim or Securities Claim shall not mean an administrative or regulatory proceeding against the Company.

(b) "Company" means the entity designated in Item I of the Declarations and any Subsidiary thereof and any limited liability company specifically listed in an endorsement to this policy ("LLC"); and, in the event any bankruptcy proceeding shall be instituted by or against the Named Corporation or any Subsidiary thereof or any LLC, the Debtor in Possession (or equivalent status outside the United States), if any.

(c)  "Continuity Date" means the date set forth in:

     (1) Item 7A of the Declarations with respect to all coverages (other than Outside Entity Coverage); or

     (2) Item 7B of the Declarations with respect to a Claim against a Director or Officer arising out of such Director or Officer serving as a director, officer, trustee or governor of an Outside Entity.

(d) "Defense Costs" means reasonable and necessary fees, costs and expenses consented to by the Insurer (including premiums for any appeal bond, attachment bond or similar bond arising out of a covered judgment, but without any obligation to apply for or furnish any such bond) resulting solely from the investigation, adjustment, defense and appeal of a Claim against the Insureds, but excluding salaries of Officers or Employees of the Company.

     Further, with respect to the limit of liability set forth in Clause 5(c)(1), Defense Costs shall also include the reasonable and necessary fees, costs and expenses consented to by the Insurer resulting solely from the prosecution or appeal of a Year 2000 Claim brought by the Insured in the same proceeding as a counterclaim, cross-claim or third-party claim which results directly from a Year 2000 Claim brought against such Insured ("Prosecution Costs").

(e) "Director(s) or Officer(s)" means any past, present or future duly elected or appointed directors or officers of the Company or any past, present or future duly elected, appointed or designated member of the Board of Managers or officers of an LLC. In the event the Named Corporation, a Subsidiary or a LLC thereof operates outside the United States, then the term "Director(s) or Officer(s)" shall also mean those titles, positions or capacities in such foreign Named Corporation, Subsidiary or LLC which is equivalent to the position of Director or Officer in a corporation incorporated or LLC formed within the United States. Coverage will automatically apply to all new Directors and Officers after the inception date of this policy.

(f)  "Employment Practices Violation(s)" means any actual or alleged:

     (1)  wrongful  dismissal,   discharge  or  termination  (either  actual  or
          constructive) of employment, including breach of an implied contract;

     (2) harassment (including sexual harassment whether "quid pro quo", hostile work environment or otherwise);

     (3) discrimination, (including but not limited to discrimination based upon age, gender, race, color, national origin, religion, sexual orientation or preference, pregnancy, or disability);

     (4)  retaliation (including lockouts);

     (5) employment-related misrepresentation(s) to an Employee or applicant for employment with the Company or an Outside Entity;

     (6) employment-related libel, slander, humiliation, defamation or invasion of privacy;

     (7)  wrongful failure to employ or promote;

     (8) wrongful deprivation of career opportunity, wrongful demotion or negligent employee evaluation, including the giving of negative or defamatory statements in connection with an employee reference;

     (9)  wrongful discipline;

     (10) failure to grant tenure;

     (11) failure to provide or enforce adequate or consistent corporate policies and procedures relating to any other Employment Practices Violation;

     (12) violation of any natural person's civil rights relating to any of the above,

     but only if the Employment Practices Violation relates to an Employee(s), Officer or applicant(s) for employment, with the Company or an Outside Entity, whether direct, indirect, intentional or unintentional.

     With respect to any customer(s), client(s) or other natural person(s), other than an Employee, Officer or applicant for employment with the Company or an Outside Entity, Employment Practices Violation shall mean only any actual or alleged discrimination, sexual harassment or violation of any natural person's civil rights relating to such discrimination or sexual harassment, whether direct, indirect, intentional or unintentional.

(g) "Employee" means any past, present or future employee of the Company (other than an employee who is a Director or Officer) whether such employee is full-time, part-time, seasonal, permanent or temporary and shall include employees in a supervisory, managerial, co-worker or subordinate position or otherwise.

(h) "Indemnifiable Loss" means Loss for which the Company has indemnified or is permitted or required to indemnify a Natural Person Insured.

(i)  "Insured(s)" means:

     (1)  with respect to Coverages A and B(iii), any Natural Person Insured;

     (2)  with respect to Coverage B(i) only, the Company; and

     (3) with respect to Coverage B(ii) only, the Company, but only during the time that the Claim was also made against a Director or Officer.

     (j) "Loss" means damages judgments (including any award of pre-judgment and post-judgment interest), settlements, Defense Costs and Year 2000 Crisis Loss; however, Loss shall not include civil or criminal fines or penalties imposed by law, punitive or exemplary damages, the multiplied portion of multiplied damages, taxes, any amount for which the Insureds are not financially liable or which are without legal recourse to the Insureds, any judgment solely against, or settlement solely by, the Company and/or any Employee in a Year 2000 Third Party Claim, any cost or expense incurred by the Company in connection with the assessing, auditing, testing, correcting, converting, renovating, rewriting, designing, evaluating, inspecting, installing, maintaining, repairing or replacing any Computer System of the Company with respect to a potential Year 2000 Problem (as such terms are defined below in definition (r)).

          In the event of a Claim alleging that the price or consideration paid or proposed to be paid for the acquisition or completion of the acquisition of all or substantially all of the stock issued by or assets owned by any entity is inadequate or excessive, Loss with respect to such Claim shall not include any amount of any judgment or settlement by which such price or consideration is increased or decreased, directly or indirectly; provided, however, that the foregoing shall not apply to any non-Indemnifiable Loss resulting from any judgment (other than a stipulated judgment) against a Natural Person Insured.

          Notwithstanding the foregoing, with respect to Securities Claims only and subject to the other terms, conditions and exclusions of the policy, Loss shall include punitive or exemplary damages imposed upon any Insured. It is further understood and agreed that the enforceability of the foregoing coverage shall be governed by such applicable law which most favors coverage for punitive or exemplary damages.

(k)  "Natural Person Insured(s)" means:

     (1)  with respect to all Claims any Director or Officer;
     (2)  with respect to Securities Claims, any Employee; and
     (3) with respect to Year 2000 Third Party Claims, any Employee, but only during the time that the Claim was also made against a Director or Officer.

(1) "No Liability" means with respect to a Securities Claim or a Year 2000 Third Party Claim made against the Insured(s): (1) a final judgment of no liability obtained prior to trial, in favor of all Insureds, or with respect to a Year 2000 Third Party Claim, in favor of all Directors and Officers, by reason of a motion to dismiss or a motion for summary judgment, after the exhaustion of all appeals; or (2) a final judgment of no liability obtained after trial, in favor of all Insureds, or with respect to a Year 2000 Third Party Claim, in favor of all Directors and Officers, after the exhaustion of all appeals. In no event shall the term "No Liability" apply to a Claim made against an Insured for which a settlement has occurred.

(m)  "Outside Entity" means:

     (1)  any not-for-profit organization; or

     (2)  any  other   corporation,   partnership,   joint   venture   or  other
          organization listed by endorsement to this policy.

(n)  "Policy  Period" means the period of time from the inception  date shown in
     Item 3 of the  Declarations  to the earlier of the expiration date shown in
     Item 3 of the Declarations or the effective date of cancellation of this policy.

(o) "Securities Claim" means a Claim (including a civil lawsuit or criminal proceeding brought by any governmental body) made against an Insured and brought anywhere in the world alleging a violation of any law, regulation or rule, whether statutory or common law, which is


     (1) brought by any person or entity alleging, arising out of, based upon or attributable to, in part or in whole, the purchase or sale or offer or solicitation of an offer to purchase or sell, any securities of the Company, or

     (2) in the form of a securities holder derivative claim brought on the behalf of the Company, or

     (3) brought by a securities holder of the Company, with respect to such securities holder's interest in such securities of the Company, whether directly or by class action.

(p)  "Subsidiary" means:

     (1) (A) a corporation of which the Named Corporation owns on or before the inception of the Policy Period more than 50% of the issued and outstanding voting stock either directly, or indirectly through one or more of its Subsidiaries or (B) a corporation of which the Named
          Corporation owns on or before the inception of the Policy Period exactly 50% of the issued and outstanding voting stock and which, pursuant to or in connection with a written agreement with the owner(s) of the remaining 50% of the issued and outstanding voting stock of such corporation, solely controls such corporation (a "Controlled Joint Venture") in each case either directly or indirectly through one or more of its Subsidiaries;

     (2) automatically a corporation whose assets total less than 15% of the total consolidated assets of the Company as of the inception date of this policy, which corporation becomes a Subsidiary during the Policy Period. The Named Corporation shall provide the Insurer with full particulars of the new Subsidiary before the end of the Policy Period;

     (3) a corporation which becomes a Subsidiary during the Policy Period (other than a corporation described in paragraph (2) above) but only upon the condition that within 90 days of its becoming a Subsidiary, the Named Corporation shall have provided the Insurer with full particulars of the new Subsidiary and agreed to any additional premium and/or amendment of the provisions of this policy required by the Insurer relating to such new Subsidiary. Further, coverage as shall be afforded to the new Subsidiary is conditioned upon the Named Corporation paying when due any additional premium required by the Insurer relating to such new Subsidiary;

     (4) a not-for-profit organization under section 501(c)(3) of the Internal Revenue Code of 1986 (as amended) sponsored exclusively by the Company.

     A corporation becomes a Subsidiary when the Named Corporation (1) owns more than 50% of the issued and outstanding voting stock or (2) in the case of a Controlled Joint Venture, owns exactly 50% of the issued and outstanding voting stock and, pursuant to or in connection with a written agreement with the owner(s) of the remaining 50% of the issued and outstanding voting stock of such corporation, solely controls such corporation, in each case either directly, or indirectly through one or more of its Subsidiaries. A corporation ceases to be a Subsidiary when the Named Corporation (1) ceases to own more than 50% of the issued and outstanding voting stock, either directly, or indirectly through one or more of its Subsidiaries or (2) in the case of a Controlled Joint Venture, ceases to own exactly 50% of the issued and outstanding voting stock or solely to control, pursuant to or in connection with a written agreement with the owner(s) of the remaining 50% of the issued and outstanding voting stock of such corporation. such corporation, in each case either directly, or indirectly through one or more of its Subsidiaries.

     In all events, coverage as is afforded with respect to a Claim made against a Subsidiary or any Natural Person Insured thereof shall only apply for Wrongful Acts committed or allegedly committed after the effective time that such Subsidiary became a Subsidiary and prior to the time that such Subsidiary ceased to be a Subsidiary.

(q)  "Wrongful Act" means:

     (1) with respect to a Director or Officer, any actual or alleged Employment Practice Violation or other actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act by the Directors or Officers in their respective capacities as such, or any matter claimed against them solely by reason of their status as Directors or Officers of the Company, or any matter claimed against a Director or Officer arising out of their serving as a director, officer, trustee or governor of an Outside Entity in such capacities, but only if such service is at the specific written request or direction of the Company, and

     (2) with respect to an Employee, any actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act by the Employees in their respective capacities as such or any matter claimed against them solely by reason of their status as Employees of the Company but solely as respects a Securities Claim or a Year 2000 Claim, and

     (3) with respect to the Company, any actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act by the Company, but solely as respects a Securities Claim or Year 2000 Claim.

(r) "Year 2000 Claim" means: (i) any Claim (including a Securities Claim) against a Director(s) or Officer(s), or (ii) any Year 2000 Securities Claim against the Company and/or any Employee, or (iii) any Year 2000 Third Party Claim against the Company and/or any Employee (but only during the time the Claim is also made against a Director or Officer) alleging, arising out of, based upon, attributable to or involving, directly or indirectly, in whole or in part:

     (1) any computer, computer system or code (including but not limited to firmware, hardware, microprocessors, software, operating systems, networks, peripherals attached to or used in conjunction with any of the foregoing, or any other computerized or electronic equipment or components) ("Computer System"), of any organization (whether or not an Insured):

          (A) failing to accurately and properly read, process, perform mathematical calculations, store, sort, distinguish, recognize, accept or interpret prior to, during or after, the year 2000 any data containing date information;

          (B) failing to accurately and properly read and process the fact that the year 2000 is a leap year;

          (C) reading and processing so-called "magic dates" such as the date "9/9/99" or any other date field data used by an organization to signify information other than the date;

          (D) failing to be compatible with any other organization's Computer System with respect to (A), (B) and (c) above.

          (the foregoing individually or collectively being sometimes referred to as the "Year 2000 Problem");

     (2) any assessing, auditing, correcting, converting, renovating, rewriting, designing, evaluating, inspecting, installing, maintaining, repairing or replacing any Computer System with respect to a potential or actual Year 2000 Problem, or any failure to do any of the foregoing activities, or any disclosure, advice, consultation or supervision of any of the foregoing activities or any failure relating thereto.

(s) "Year 2000 Crisis" means a Negative Earnings or Sales Announcement resulting from a Year 2000 Problem which, in the good faith opinion of the chief financial officer of the Named Corporation reported in writing to the Insurer pursuant to Clause 7(a) of the policy, reasonably may have been associated with, or reasonably has the potential to be associated with, a Material Effect on the Company's Common Stock Price within a period of 48 hours after the time of the public announcement.

     "Negative Earnings or Sales Announcement" means a public announcement of the Company's past or future earnings or sales which is substantially below: (1) the Company's last prior public statement or projection of earnings or sales for such period, (2) the last consensus outside securities analysts' estimate as published by First Call (or if First Call does not publish financial estimates regarding the Company then any other similar consensus outside analysis estimate), or (3) the Company's prior year's earnings or sales for the same period.

     "Material Effect on the Company's Common Stock Price" means that the price per share of the Company's common stock shall experience a decrease net of the change in the Standard & Poor's Composite Stock Index of the greater of: $5 per share ($2.50 per share if the Company is solely traded on The Nasdaq Stock Market) or 10%.

(t)  "Year 2000 Crisis Fund" means Ten Thousand Dollars ($10,000).

(u) "Year 2000 Crisis Loss" means the following amounts incurred during the Pendency of a Year 2000 Crisis, regardless of whether a Claim is ever made against an Insured arising from the Year 2000 Crisis and, in the case where a Claim is made, regardless of whether the amount is incurred prior to or subsequent to the making of the Claim:

     (1) amounts for which the Company is legally liable for the reasonable and necessary fees and expenses incurred by a Year 2000 Crisis Management Firm in the performance of Year 2000 Crisis Management Services for the Company arising from a Year 2000 Crisis; and

     (2) amounts for which the Company is legally liable for the reasonable and necessary printing, mailing of materials, or travel by Directors, Officers, Employees or agents of the Company or the Year 2000 Crisis Management Firm in connection with the Year 2000 Crisis.

     The "Pendency of a Year 2000 Crisis" means the period of time beginning when the Year 2000 Crisis or anticipated Year 2000 Crisis is first reported to the Insurer or the Year 2000 Crisis Management Firm and ending with the earliest of the following events: (A) the Year 2000 Crisis Management Firm advises the Company that the Year 2000 Crisis no longer exists or (B) the Year 2000 CrisisFund has been exhausted.

(v) "Year 2000 Crisis Management Firm" means any public relations firm, crisis management firm or law firm hired by the Company with the Insurer's consent (which consent shall not be unreasonably withheld) to perform Year 2000
     Crisis Management Services. Attached to this policy is a list of firms which have been pre-approved by the Insurer and may be hired by the Company without further approval by the Insurer.

(w) "Year 2000 Crisis Management Services" means those services performed by a Year 2000 Crisis Management Firm in advising the Company or any of its Directors, Officers or Employees on minimizing potential harm to the Company arising from the Year 2000 Crisis, including but not limited to maintaining and restoring investor confidence in the Company.

(x) "Year 2000 Securities Claim" means any Year 2000 Claim in the form of a Securities Claim.

(y) "Year 2000 Third Party Claim" means any Year 2000 Claim other than a Year 2000 Securities Claim.

3.   EXTENSIONS

     Subject otherwise to the terms hereof, this policy shall cover Loss arising from a Claim made against the estates, heirs, or legal representatives of deceased Natural Person Insureds, and the legal representatives of Natural Person Insureds in the event of incompetency, insolvency or bankruptcy, who were Natural Person Insureds at the time the Wrongful Acts upon which such Claims are based were committed.

     Subject otherwise to the terms hereof, this policy shall cover Loss arising from a Claim made against the lawful spouse (whether such status is derived by reason of statutory law, common law or otherwise of any applicable jurisdiction in the world) of a Natural Person Insured for a Claim arising solely out of his or her status as the spouse of a Natural Person Insured, including a Claim that seeks damages recoverable from marital community property, property jointly held by the Natural Person Insured and the spouse, or property transferred from the Natural Person Insured to the spouse; provided, however, that this extension shall not afford coverage for any Claim for any actual or alleged Wrongful Act of the spouse, but shall apply only to Claims arising out of any actual or alleged Wrongful Acts of a Natural Person Insured, subject to the policy's terms, conditions and exclusions.

4.   EXCLUSIONS

     The Insurer shall not be liable to make any payment for Loss in connection with a Claim made against an Insured:

     (a) arising out of, based upon or attributable to the gaining in fact of any profit or advantage to which the Insured was not legally entitled;

     (b) arising out of, based upon or attributable to payments to an Insured of any remuneration without the previous approval of the stockholders or members of the Company, which payment without such previous approval shall be held to have been illegal;

     (c) arising out of, based upon or attributable to the committing in fact of any deliberate criminal or deliberate fraudulent act by the Insured;

          [For the purpose of determining the applicability of the foregoing exclusions 4(a) through 4(c), the facts pertaining to and knowledge possessed by any Insured shall not be imputed to any Natural Person

          Insured; only facts pertaining to and knowledge possessed by any past, present or future chairman of the board, president, chief executive officer, chief operating officer or chief financial officer of the Company shall be imputed to the Company.]

     (d) alleging, arising out of, based upon or attributable to the facts alleged, or to the same or related Wrongful Acts alleged or contained, in any Claim which has been reported, or in any circumstances of which notice has been given, under any policy of which this policy is a renewal or replacement or which it may succeed in time;

     (e) alleging, arising out of, based upon or attributable to any pending or prior litigation as of the Continuity Date, or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation:

     (f) for emotional distress or for injury from libel, slander, defamation, disparagement, or a violation of a person's right of privacy; provided, however, this exclusion shall not apply to any Claim alleging an Employment Practices Violation;

     (g) with respect to serving as a director, officer, trustee or governor of an Outside Entity, for any Wrongful Act occurring prior to the Continuity Date if the Insured knew or could have reasonably foreseen that such Wrongful Act could lead to a Claim under this policy;

     (h) alleging, arising out of, based upon or attributable to any actual or alleged act or omission of the Natural Person Insureds serving in their capacities as directors, officers, trustees, employees or governors of any other entity other than the Company or an Outside Entity, or by reason of their status as directors, officers, trustees, employees or governors of such other entity;

     (i) which is brought by or on behalf of any Insured or the Company; or which is brought by any security holder or member of the Company, whether directly or derivatively, unless such securities holder's or member's Claim is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, any Director or Officer or the Company; provided, however, this exclusion shall not apply to:

          (1) any Claim brought by a Natural Person Insured in the form of a cross-claim or third-party claim for contribution or indemnity which is part of and results directly from a Claim which is not otherwise excluded by the terms of this policy; or

          (2) any Claim alleging an Employment Practices Violation brought by any past or present Natural Person Insured other than a past or present Natural Person Insured who is or was a member of the Company's Board of Directors or, in the case of an LLC, the Board of Managers; or

          (3)  any Claim brought by or against an Employee; or

          (4) in any bankruptcy proceeding by or against the Named Corporation or any Subsidiary thereof, any Claim brought by the Examiner or Trustee of the Company, if any, or any assignee of such Examiner or Trustee;

     (j) for any Wrongful Act arising out of the Insured serving as a director, officer, trustee or governor of an Outside Entity if such Claim is brought by the Outside Entity or by any director or officer thereof; or which is brought by any security holder of the Outside Entity, whether directly or derivatively, unless such security holder's Claim is instigated and continued totally independent of, and totally without the solicitation of, or assistance of, or active participation of, or intervention of, the Outside Entity, any director or officer thereof, the Company or any Director or Officer;

     (k) for bodily injury, sickness, disease, or death of any person, or damage to or destruction of any tangible property, including the loss of use thereof;

     (1) alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly:

          (1) the actual, alleged or threatened discharge, dispersal, release or escape of pollutants; or

          (2) any direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants,

          including but not limited to a Claim alleging damage to the Company or its securities holders, provided, however, that this exclusion shall not apply to non-Indemnifiable Loss arising from a Claim alleging damage to the Company or its securities holders.

          Pollutants include (but is not limited to) any solid, liquid, gaseous or thermal irritant or contaminant, including smoke, vapor, soot, fumes acids, alkalis, chemicals and waste. Waste includes (but is not limited to) materials to be recycled, reconditioned or reclaimed;

     (m) for violation(s) of any of the responsibilities, obligations or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974, or amendments thereto or any similar provisions of state statutory law or common law.

EXCLUSIONS NOT APPLICABLE TO YEAR 2000 CLAIMS

Notwithstanding the foregoing, with respect to Year 2000 Claims:

(1)  exclusion 4(b) shall not apply;

(2) exclusion 4(c) shall not apply to any Year 2000 Securities Claim which arises out of, is based upon or is attributable to any statement or other disclosure (including any statement filed with the Securities and Exchange Commission) if all such statements and other disclosure had been written or approved by a Panel Counsel Firm (as defined in Clause 9);

(3)  exclusion 4(e) shall not apply.

5.   LIMIT OF LIABILITY (FOR ALL LOSS -INCLUDING DEFENSE COSTS)

     The Limit of Liability stated in Item 4 of the Declarations is the limit of the Insurer's liability for all Loss, under

     Coverages A, B and C combined, arising out of all Claims first made against the Insureds or all Year 2000 Crises occurring during the Policy Period and the Discovery Period (if applicable); however, the Limit of Liability for the Discovery Period shall be part of, and not in addition to, the Limit of Liability for the Policy Period. Further, a Claim which is made subsequent to the Policy Period or Discovery Period (if applicable) which pursuant to Clause 7(b) or 7(c) is considered made during the Policy Period or Discovery Period shall also be subject to the one aggregate Limit of Liability stated in Item 4 of the Declarations.

     In the event of a Year 2000 Securities Claim, this policy shall provide coverage for 100% of Loss incurred by the Directors, Officers, Employees, the Company, individually or collectively, up to the Limit of Liability of the policy, subject to the policy's terms, conditions and exclusions.

     In the event of a Year 2000 Third Party Claim, the following provisions shall apply:

     (a) During the time in which the Claim is solely made against a Director or Officer, this policy shall provide coverage for 100% of Loss incurred by the Insureds up to the Limit of Liability of the Policy, Subject to the policy's terms, conditions and exclusions;

     (b) During the time in which the Claim is solely made against the Company and/or any Employee(s), this policy shall not provide any coverage for Loss incurred by the Company and/or any Employee(s);

     (c) Except as provided in (d) below, during the time in which the Claim is jointly made against both the Company and/or any Employee(s) on the one hand, and one or more Directors and Officers on the other hand, this policy shall pay Loss as follows (subject to the policy's other terms, conditions and exclusions):

          (1) the total combined amount of Defense Costs (including Prosecution Costs) incurred by the Directors and Officers, the Company and/or any Employee(s), prior to the commencement of trial multiplied by the percent set forth in Item 6A of the Declarations;

          (2) the total combined amount of Defense Costs incurred by the Directors and Officers, the Company and/or any Employee(s), after the commencement of trial (including appeal) multiplied by the percent set forth in Item 6B of the Declarations;

          (3) the total combined net monetary amount of any: (1) joint judgment (other than one described in (4) below) against, or (2) joint settlement (including any stipulated judgment) entered into by, the Directors or Officers, the Company and/or any Employee(s) multiplied by the percent set forth in Item 6C of the Declarations;

          (4) the total combined net monetary amount of any joint judgment (other than a stipulated judgment against the Directors or Officers, the Company and/or any Employee(s) multiplied by the percent set forth in Item 6D of the Declarations, but only to the extent the Company has insufficient assets to pay the judgment.

     (d) Notwithstanding (e) above, in the event of a Year 2000 Third Party Claim jointly made against both the Company and/or any Employee on the one hand, and one or more Directors and Officers on the other hand, for which non-Indemnifiable Loss is incurred by the Directors and Officers, this policy shall provide coverage for 100% of such non-Indemnifiable Loss and shall pay, in addition, the combined Indemnifiable Loss and Coverage B(ii) Loss for the Claim multiplied by the applicable percent set forth in (e) above, subject to the other terms, conditions and exclusions of the policy.

     The limit of the Insurer's liability for Year 2000 Crisis Loss arising from all Year 2000 Crises occurring during the Policy Period, in the aggregate, shall be the amount set forth as the Year 2000 Crisis Fund. This limit shall be the maximum liability of the Insurer under this policy regardless of the number of Year 2000 Crises occurring during the Policy Period.

     The amounts referred to in all of the foregoing shall be part of and not in addition to the Limit of Liability stated in Item 4 of the Declarations and shall in no way be construed to increase such limit.

     Defense Costs are not payable by the Insurer in addition to the limit of liability. Defense Costs are part of Loss and as such are subject to the Limit of Liability for Loss.

6.   RETENTION CLAUSE

     The Insurer shall only be liable for the amount of Loss arising from a Claim which is in excess of the applicable Retention amount stated in Item 5 of the Declarations, such Retention amount to be borne by the Company and/or the Insureds and shall remain uninsured, with regard to: (i) all Indemnifiable Loss; and (ii) Loss under Coverages B(i) and B(ii). A single Retention amount shall apply to Loss arising from all Claims alleging the same Wrongful Act or related Wrongful Acts.

     Notwithstanding, the foregoing, solely with respect to a Securities Claim, the Retention shall only apply to Defense Costs. Further, solely with respect to a Securities Claim or a Year 2000 Claim, no Retention shall apply to Loss arising from Such Claims and the Insurer shall reimburse Defense Costs otherwise covered hereunder paid by the Insured, in the event of

          (1) a determination of No Liability of all Insureds in a Securities Claim; or

          (2) a determination of No Liability of all Directors and Officers in a Year 2000 Third Party Claim; or

          (3) a dismissal or a stipulation to dismiss all Insureds in a Securities Claim without prejudice and without the payment of any consideration by any Insured; or

          (4) a dismissal or a stipulation to dismiss all Directors and Officers in a Year 2000 Third Party Claim without prejudice and without the payment of any consideration by such Insureds;

     provided,   however,   that  in  the  case  of  (3)  and  (4)  above,  such
     reimbursement shall occur 90 days after the date of dismissal or stipulation as long as such Claim is not brought (or any other Claim which is subject to the same single retention by virtue of Clause 6 is not brought) again within that time, and further subject to an undertaking by the Company in a form acceptable to the Insurer that such reimbursement shall be paid back by the Company to the Insurer in the event the Claim (or any other Claim which is subject to the same single retention by virtue of Clause 6) is brought after such 90-day period and before the expiration of the statute of limitations for such Claim.

7.   NOTICE/CLAIM REPORTING PROVISIONS

     Notice hereunder shall be given in writing to the Insurer named in Item 9 of the Declarations at the address indicated in Item 9 of the Declarations. If mailed, the date of mailing shall constitute the date that such notice was given and proof of mailing shall be sufficient proof of notice.

     (a) The Company or the Insureds shall, as a condition precedent to the obligations of the Insurer under this policy, give written notice to the Insurer of a Claim made against an Insured as soon as practicable after the Named Corporation's risk manager or general counsel first becomes aware of the Claim but in all events no later than either:

          (1) anytime during the Policy Period or during the Discovery Period (if applicable); or

          (2) within 30 days after the end of the Policy Period or the Discovery Period (if applicable), as long as such Claim is reported no later than 30 days after the date such Claim was first made against an Insured.

     (b) If written notice of a Claim has been given to the Insurer pursuant to Clause 7(a) above, then a Claim which is subsequently made against the Insureds and reported to the Insurer alleging, arising out of, based upon or attributable to the facts alleged in the Claim for which such notice has been given, or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged in the Claim of which such notice has been given shall be considered made at the time such notice was given.

     (c) If during the Policy Period or during the Discovery Period (if applicable) the Company or the Insureds shall become aware of any circumstances which may reasonably be expected to give rise to a Claim being made against the Insureds and shall give written notice to the Insurer of the circumstances and the reasons for anticipating such a Claim, with full particulars as to dates, persons and entities involved, then a Claim which IS subsequently made against the Insureds and reported to the Insurer alleging, arising out of, based upon or attributable to such circumstances or alleging any Wrongful Act which is the same as or related to any Wrongful Act alleged or contained in such circumstances, shall be considered made at the time such notice Of such circumstances was given.

8. DEFENSE COSTS, SETTLEMENTS, JUDGMENTS (INCLUDING THE ADVANCEMENT OF DEFENSE COSTS)

     Under both Coverage A and Coverage B of this policy, except as hereinafter stated, the Insurer shall advance excess of the applicable retention amount, at the written request of the Insured, covered Defense Costs every ninety (90) days. Such advance payments by the Insurer shall be repaid to the Insurer by the Insureds or the Company, severally according to their respective interests, in the event and to the extent that the Insureds or the Company shall not be entitled under the terms and conditions of this policy to payment of such Loss.

     The Insurer does not, however, under this policy, assume any duty to defend. The Insureds shall defend and contest any Claim made against them. The Insureds shall not admit or assume any liability, enter into any settlement agreement, stipulate to any judgment, or incur any Defense Costs without the prior written consent of the Insurer. Only those settlements, stipulated judgments and Defense Costs which have been consented to by the Insurer shall be recoverable as Loss under the terms of this policy. The

     Insurer's consent shall not be unreasonably withheld, provided that the Insurer shall be entitled to effectively associate in the defense, the prosecution and the negotiation of any settlement of any Claim that involves or appears reasonably likely to involve the Insurer.

     The Insurer shall have the right to effectively associate with the Company and the Insureds in the defense and prosecution of any Claim that involves or appears reasonably likely to involve the Insurer, including but not limited to negotiating a settlement. The Company and the Insureds shall give the Insurer full cooperation and such information as it may reasonably require.

     Notwithstanding any of the foregoing, if all Insured defendants are able to dispose of all Claims which are subject to one retention amount for an amount not exceeding such retention amount (inclusive of Defense Costs), then the Insurer's consent shall not be required for such disposition.

     The Company is not covered in any respect under Coverage A; the Company is covered, subject to the policy's terms and conditions, only with respect to its indemnification of its Natural Person Insureds under Coverage B(iii) as respects a Claim against such Natural Person Insureds and subject to the policy's terms and conditions under Coverage B(i) for a Securities Claim and B(ii) for a Year 2000 Third Party Claim made against the Company. Accordingly, the Insurer has no obligation under this policy for covered Defense Costs incurred by, judgments against or settlements by the Company arising out of a Claim made against the Company other than a covered Securities Claim or Year 2000 Claim, or any obligation to pay Loss arising out of any legal liability that the Company has to a claimant except as respects a covered Securities Claims or Year 2000 Third Party Claim against the Company.

     With respect to (i) Defense Costs jointly incurred by, (ii) any joint settlement entered into by and/or (iii) any judgment of joint and several liability against: the Company and any Natural Person Insured in connection with any Claim other than a Securities Claim and a Year 2000 Claim (other than claims described in clause 5(d)) the Company and the Natural Person Insureds and the Insurer agree to use their best efforts to determine a fair and proper allocation of the amounts as between the Company and the Natural Person Insureds and the Insurer taking into account the relative legal and financial exposures, and the relative benefits obtained by, the Natural Person Insureds and the Company.

     In the event that a determination as to the amount of Defense Costs to be advanced under the policy cannot be agreed to, then the Insurer shall advance such Defense Costs which the Insurer states to be fair and proper until a different amount shall be agreed upon or determined pursuant to the provisions of this policy and applicable law.

     In the event of Loss arising from a Claim or Claims for which payment is due under the provisions of this policy, then the Insurer shall:

     (a) first, pay such non-Indemnifiable Loss for which coverage is provided under Coverage A of this Policy; and

     (b) then, with respect to whatever remaining amount of the Limit of Liability is available after payment of such non-Indemnifiable Loss, at the written request of the chief executive officer of the Named Corporation, either pay or withhold payment of such other Loss for which coverage is provided under this policy.

     In the event the Insurer withholds payment pursuant to subparagraph (b) above, then the Insurer shall at such time and in such manner as shall be set forth in written instructions of the chief executive officer of the Named Corporation, remit such payment to the Company or directly to or on behalf of a Natural Person Insured.

9.   PRE-AUTHORIZED SECURITIES DEFENSE ATTORNEYS

     Only with respect to a Securities Claim:

     Affixed as Appendix A hereto and made a part of this policy is a list of Panel Counsel law firms ("Panel Counsel Firms"). The list provides the Insured a choice of law firms from which a selection of legal counsel shall be made to conduct the defense of the Claim made against them.

     The Insureds shall select a Panel Counsel Firm to defend the Claim made against the Insureds in the jurisdiction in which the Claim is brought. In the event the Claim is brought in a jurisdiction not included on the list, the Insureds shall select a Panel Counsel Firm in the listed jurisdiction which is the nearest geographic jurisdiction to either where the Claim is brought or where the corporate headquarters of the Named Corporation is located. In such instance the Insureds also may, with the express prior written consent of the Insurer, which consent shall not be unreasonably withheld, select a non-Panel Counsel Firm in the jurisdiction in which the Claim is brought to function as "local counsel" on the Claim to assist the Panel Counsel Firm which will function as "lead counsel" in conducting the defense of the Securities Claim.

     With the express prior written consent of the Insurer, an Insured may select a Panel Counsel Firm different from that selected by other Insured defendants if such selection is required due to an actual conflict of interest or is otherwise reasonably justifiable.

     The list of Panel Counsel Firms may be amended from time to time by the Insurer. However, no change shall be made to the specific list attached to this policy during the Policy Period without the consent of the Named Corporation. The Insurer may in its discretion add to the attached list of Panel Counsel Firms for the purposes of defending the Claim made against the Insured in any specified jurisdiction (including a jurisdiction not originally included in the Panel Counsel list) a Panel Counsel Firm not originally listed for such jurisdiction. The Insurer may in its discretion waive, in part or in whole, the provisions of this clause as respects a particular Claim.

10.  DISCOVERY CLAUSE

     Except as indicated below, if the Insurer or the Named Corporation shall cancel or refuse to renew this policy, the Named Corporation shall have the right to a period of either one, two or three years following the effective date of such cancellation or nonrenewal upon payment of the respective "Additional Premium Amount" described below (herein referred to as the "Discovery Period") in which to give to the Insurer written notice pursuant to Clause 7(a) of Claims first made against the Insureds during said Discovery Period or pursuant to Clause 7(c) of circumstances of which the Company or the Insureds shall become aware during said Discovery Period, in each case with respect to any Wrongful Act occurring prior to the end of the Policy Period and otherwise covered by this policy.

     The Additional Premium Amount for: (1) one year shall be 75% of the "full annual premium"; (2) two years shall be 150% of the "full annual premium";
     (3) three years shall be a reasonable premium amount to be mutually agreed upon by the Insured and the Insurer. As used herein, "full annual premium" means the premium level in effect immediately prior to the end of the Policy Period. The rights contained in this paragraph shall terminate, however, unless written notice of such election together with the additional premium due is received by the Insurer within 60 days of the effective date of cancellation or nonrenewal. The Additional Premium for the Discovery Period shall be fully earned at the inception of the Discovery Period. The Discovery Period is not cancelable. This clause and the rights contained herein shall not apply to any cancellation resulting from non-payment of premium.

     Notwithstanding the First paragraph of Clause 5, if the Insurer or the Named Corporation gives notice of its intention to cancel or non-renew this policy, then the Named Corporation shall also have the right, within 60 days before the end of the Policy Period, to request an offer from the Insurer of a Discovery Period (with respect to Wrongful Acts occurring prior to the end of the Policy Period) for a period of one, two or three years with an aggregate limit of liability applicable to Claims made against the Insured during such Discovery Period which is in addition to, and not part of, the applicable Limit of Liability set forth in Item 4 of the Declarations. The Insurer shall quote such a Discovery Period pursuant to such terms, conditions, exclusions and additional premium as it deems appropriate in its sole and absolute discretion.

     In the event of a Transaction, as defined in Clause 12, or the confirmation of a Bankruptcy Plan of Reorganization of the Named Corporation, the Named Corporation shall have the right, within 30 days before the end of the Policy Period, to request an offer from the Insurer of a Discovery Period (with respect to Wrongful Acts occurring prior to the effective time of the Transaction or such confirmation) for a period of no less than three years or for such longer or shorter period as the Named Corporation may request. The Insurer shall offer such Discovery Period pursuant to such terms conditions, exclusions and additional premium as the Insurer may reasonably decide. In the event of a Transaction or such a confirmation, the right to a Discovery Period shall not otherwise exist except as indicated in this paragraph.

     The additional premium for the Discovery Period shall be fully earned at the inception of the Discovery Period. The Discovery Period is not cancelable. This clause and the rights contained herein shall not apply to any cancellation resulting from non-payment of premium.

11.  CANCELLATION CLAUSE

     This policy may be canceled by the Named Corporation at any time only by mailing written prior notice to the Insurer or by surrender of this policy to the Insurer or its authorized agent. This policy may also be canceled by or on behalf of the Insurer by delivering to the Named Corporation or by mailing to the Named Corporation, by registered, certified, or other first class mail, at the Named Corporation's address as shown in Item I of the Declarations, written notice stating when, not less than 60 days thereafter (15 days in the case of cancellation for non-payment of premium), the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender.

     If this policy shall be canceled by the Named Corporation, the Insurer shall retain the customary short rate proportion of the premium herein.

     If this policy shall be canceled by the Insurer, the Insurer shall retain the pro rata proportion of the premium herein.

     Payment or tender of any unearned premium by the Insurer shall not be a condition precedent to the effectiveness of cancellation, but such payment shall be made as soon as practicable.

     If the period of limitation relating to the giving of notice as set forth above is also set forth in any law controlling the construction thereof, the period set forth above shall be deemed to be amended so as to be equal to the minimum period of limitation set forth in the controlling law.

12.  TERMINATION OF COVERAGE FOR WRONGFUL ACTS AFTER CERTAIN TRANSACTIONS

     If during the Policy Period:

     a. the Named Corporation shall consolidate with or merge into, or sell all or substantially all of its assets to any other person or entity or group of persons and/or entities acting in concert; or

     b. any person or entity or group of persons and/or entities acting in concert shall acquire an amount of the outstanding ownership interests representing more than 50% of the voting or designation power for the election of Directors of the Named Corporation, or acquires the voting or designation rights of such an amount of such ownership interests;

      (either of the above events herein referred to as the "Transaction")

     then, this policy shall continue in full force and effect as to Wrongful Acts occurring prior to the effective time of the Transaction, but there shall be no coverage afforded by any provision of this policy for any actual or alleged Wrongful Act occurring after the effective time of the Transaction. This policy may not be canceled after the effective time of the Transaction and the entire premium for this policy shall be deemed earned as of such time. The Named Corporation shall also have the right to an offer by the Insurer of a Discovery Period described in Clause 10 of the policy.

     The Named Corporation shall give the Insurer written notice of the Transaction as soon as practicable, but not later than 30 days after the effective date of the Transaction.

13.  SUBROGATION

     In the event of any payment under this policy, the Insurer shall be subrogated to the extent of such payment to all the Company's and the Insureds' rights of recovery thereof, and the Company and the Insureds shall execute all papers required and shall do everything that may be necessary to secure such rights including the execution of such documents necessary to enable the Insurer effectively to bring suit in the name of the Company and/or the Insureds. Any amounts recovered in connection with a Year 2000 Claim by the Insured shall be applied first to reimburse the Insurer for any Prosecution Costs paid by the Insurer in connection with such Year 2000 Claim and then to reimburse the Insurer and the Insureds in proportion to their respective payments of Loss. In no event, however, shall the Insurer exercise its rights of subrogation against an Insured under this policy unless such Insured has been convicted of a deliberate criminal act, or been determined to have in fact committed a deliberate fraudulent act, or obtained any profit or advantage to which such Insured was not legally entitled.

14.  OTHER INSURANCE AND INDEMNIFICATION

     Such insurance as is provided by this policy shall apply only as excess over any other valid and collectible insurance.

     In the event of a Claim against a Director or Officer arising out of his or her serving as a director, officer, trustee or governor of an Outside Entity, coverage as is afforded by this policy shall be specifically excess of indemnification provided by such Outside Entity and any insurance provided to such Outside Entity with respect to its directors or officers. In the event of a Year 2000 Third Party Claim or Year 2000 Crisis, coverage as is afforded by this policy shall be specifically excess of any other insurance provided for such Claim or Crisis for any Insured. Further, in the event such other Outside Entity insurance or Year 2000 Crisis insurance is provided by the Insurer or any other member company of American International Group, Inc. (AIG) (or would be provided but for the application of the retention amount, exhaustion of the limit of liability or failure to submit a notice of a Claim) then the maximum aggregate Limit of Liability for all Losses combined covered by virtue of this policy as respects any such Claim shall be reduced by the limit of liability (as set forth on the Declarations Page) of the other AIG insurance provided to such Outside Entity.

15.  NOTICE AND AUTHORITY

     It is agreed that the Named Corporation shall act on behalf of its Subsidiaries and all Insureds with respect to the giving of notice of Claim or giving and receiving notice of cancellation, the payment of premiums and the receiving of any return premiums that may become due under this policy, the receipt and acceptance of any endorsements issued to form a part of this policy and the exercising or declining to exercise any right to a Discovery Period.

16.  ASSIGNMENT

     This policy and any and all rights hereunder are not assignable without the written consent of the Insurer.

17.  DISPUTE RESOLUTION PROCESS

     It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this policy, whether arising before or after termination of this policy, including any determination of the amount of Loss, shall be submitted to the alternate dispute resolution process ("ADR") set forth in this clause.

     Either the Insurer or the Insureds may elect the type of ADR discussed below; provided, however, that the Insureds shall have the right to reject the Insurer's choice of the type of ADR at any time prior to its commencement, in which case the Insureds' choice of ADR shall control.

     The Insurer  and the Insured  agree that there shall be two choices of ADR:
     (1) non-binding mediation administered by the American Arbitration Association, in which the Insurer and the Insureds shall try in good faith to settle the dispute by mediation under or in accordance with its then-prevailing Commercial Mediation Rules; or (2) arbitration submitted to the American Arbitration Association under or in accordance with its then prevailing Commercial Arbitration Rules, in which the arbitration panel shall consist of three disinterested individuals. In either mediation or arbitration, the mediator(s) or arbitrators shall have knowledge of the legal, corporate management, or insurance issues relevant to the matters in dispute. The mediator(s) or arbitrators shall also give due consideration to the general principles of the law of the state where the Named Corporation is incorporated in the construction or interpretation of the provisions of this policy; provided, however, that the terms, conditions, provisions and exclusions of this policy are to be construed in an even-handed fashion in the manner most consistent with the relevant terms, conditions, provisions and exclusions of the policy. In the event of arbitration, the decision of the arbitrators shall be final and binding and provided to both parties, and the arbitrators' award shall not include attorneys fees or other costs. In the event of mediation, either party shall have the right to commence a judicial proceeding; provided , however, that no such judicial proceeding shall be commenced until the mediation shall have been terminated and at least 120 days shall have elapsed from the date of the termination of the mediation. In all events, each party shall share equally the expenses of the ADR.

     Either choice of ADR may be commenced in either New York, New York; Atlanta, Georgia; Chicago, Illinois; Denver, Colorado, or in the state indicated in Item I of the Declarations page as the mailing address for the Named Corporation. The Named Corporation shall act on behalf of all Insureds in deciding to proceed with ADR under this clause.

18.  ACTION AGAINST INSURER

     Except as provided in Clause 17 of the policy, no action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, nor until the amount of the Insureds' obligation to pay shall have been finally determined either by judgment against the Insureds after actual trial or by written agreement of the Insureds, the claimant and the Insurer.

     Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any right under this policy to join the Insurer as a party to any action against the Insureds or the Company to determine the Insureds' liability, nor shall the Insurer be impleaded by the Insureds or the Company or their legal representatives. Bankruptcy or insolvency of the Company or the Insureds or of their estates shall not relieve the Insurer of any of its obligations hereunder.

19.  WORLDWIDE TERRITORY

     This policy shall apply to Claims made against an Insured anywhere in the world.

20.  HEADINGS

     The descriptions in the headings of this policy are solely for convenience, and form no part of the terms and conditions of coverage.

                                                                             -1-
                    APPENDIX A

                   PANEL COUNSEL

California

Brobeck, Phleger & Harrison
Spear Street Tower
One Market
San Francisco, CA 94105
Contact:
Tower C. Snow Jr.                  415-442-0900

Gibson, Dunn & Crutcher
333 South Grand Avenue
Los Angeles, CA 90071-3197
Contact:
Robert S. Warren                   213-229-7326
John H. Sharer                     213-229-7476
Wayne W. Smith                     213-229-7464

Heller, Ellman, White & McAuliffe
333 Bush Street San Francisco,
CA 94104 Main Tel:
Contact:                           415-772-6000
Douglas N. Schwab
M. Laurence Popofsky

Heller, Ellman, White & McAuliffe
525 University Avenue
Palo Alto, CA 94301
Contact:
Norman J. Blears                   415-324-7000

Irell & Manella
1800 Avenue of the Stars
Suite 900
Los Angeles, CA 90067
Contact:
Richard Borow                      310-277-1010

Latham & Watkins
633 West Fifth Avenue
Suite 4000
Los Angeles CA, 90071-2007
Contact:
Hugh Stevens Wilson                213-485-1234

Latham & Watkins
505 Montgomary Street
Suite 1900
San Francisco, CA 94111
Contact:
Paul H. Dawes                      415-391-0600

McCutchen Doyle, Brown & Emerson
355 South Grand Avenue
Suite 4400
Los Angeles, CA 90071-1560
Contact:
John C. Morrissey                  213-680-6400

McCutchen, Doyle, Brown & Emerson
Three Embarcadero Center
San Francisco, CA 94111
Contact:
David M. Balabanian                415-393-2000
Mary Huser                         415-393-2000

Morrison & Foerster
425 Market Street
San Francisco, CA 94104-2482
Contact:
Paul T. Friedman                   415-268-7444

Morrison & Foerster
555 West 5th Street -Suite 3500
Los Angles, CA 90013-1024
Contact:
Rober S. Stern                     213-892-5464

Munger, Tolles & Olson
355 South Grand Avenue-35th Floor
Los Angeles, CA 90071-1560
Contact:
Dennis L. Kinnaird                 213-683-9264
John W. Spiegel                    213-683-9152

O'Melveny & Myers
400 South Hope Street
Los Angeles, CA 90071-2899
Main Tel:                          213-669-6000
Contact:
Seth Aronson
Robert Vanderet

O'Melveny & Myers
610 Newport Center
Newport Beach, CA 92660
Contact:
Phillip Kaplan                     714-760-9600

                                               -2-
              APPENDIX A (continued)

                   PANEL COUNSEL

O'Melveny & Myers
275 Battery Street
San Francisco, CA 94111
Contact:
Richard Warner                     415-984-8700

Orrick Herrington & Sutcliffe
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, CA 94111
Main Tel:                          415-392-1122
Contact:
James A. Hughes
W. Reece Bader
Richard J. Lucas

Pillsbury Madison & Sutro
225 Bush Street
P.O. Box 7880
San Francisco, CA 94104
Contact:
Gary H. Anderson                   415-983-1000

Pillsbury Madison & Sutro
725 South Figueroa Street
Suite 1200
Los Angeles CA 90017
Contact:
Steve 0. Kramer                    213-488-7100

Pillsbury Madison & Sutro
101 West Broadway
Suite 1800
San Diego, CA 92101
Contact:
David E. Kleinfeld                 619-234-5000

Sherman & Sterling
555 California Street
San Francisco, CA 94104
Contact:
Susan Samuels Muck                 415-616-1198

Skadden, Arps, Slate, Meagher & Flom
300 South Grand Avenue
Los Angeles, CA 90071
Main Tel:                          213-687-5000
Contact:
Frank Rothman
James E. Lyons

Wilson, Sonsini, Goodrich & Rosati
650 Page Mill Road
Palo, Alto, CA 94304-1050
Main Tel:                          415-493-9300
Contact:
Bruce G. Vanyo
Steven M. Sethatz

District of Columbia

Arnold & Porter
555 Twelfth Street N.W.
Washington, D.C. 20004-1202
Contact:
Scott Schreiber                    202-942-5672

Davis, Polk & Wardwell
1300 I Street, N.W.
Washington, DC 20005
Main Tel:                          202-962-7000
Contact
Scott W. Muller

Gibson, Dunn & Crutcher
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036-5306
Contact:
F. Joseph Warin                    202-887-3609

Patton Boggs, L.L.P.
2550 M Street N.W.
Washington, D.C. 20037
Contact:
C. Allen Foster                    202-457-6320
Charles H. Camp                    202-457-5265

Sherman & Sterling
801 Pennsylvania Avenue, N.W.
Washington, DC 20004-2604
Main Tel:                          202-508-8000
Contact:
Thomas S. Martin
Jonathan L. Greenblat

Willkie Farr & Gallagher
Three Lafayette Centre
1155 21st Street N.W.
Washington, D.C. 20036-3384
Contact:
Kevin B. Clark                     202-328-8000

                                               -3-
              APPENDIX A (continued)

                   PANEL COUNSEL

Florida


Fowler White, Gillen, Boggs, Villareal
and Banker, P.A.
501 East Kennedy Boulevard
Suite 1700
Tampa, Fl 33602
Contact:
W. Donald Cox                      813-228-7411

Fowler, White, Gillen, Boggs, Villareal
and Banker, P.A.
601 Cleveland Street
Suite 800
Clearwater Florida 34615
Contact:
Burton W. Wiand                    813-446-8525

Katz, Barron, Squtiero, Faust & Berman, P.A.
2699 South Bayshore Drive
Seventh Floor
Miami, Florida 33133-5408
Contact:
Richard E. Berman                  305-856-2444

Zuckerman Spaeder Taylor & Evans LLP
900 Miami Center
201 South Biscayne Boulevard
Miami, Fl 33131
Main Tel:                          305-358-5000
Ronald B. Ravikoff
Thomas J. Meeks
Guy A. Rasco

Steel, Hector & Davis LLP
200 South Biscayne Boulevard
Miami, FL 33131-2398
Contact:
Lewis F. Murphy, P.A.              305-577-2957

Holland & Knight
400 North Ashley Drive
Suite 2300
Tampa, FL 33602
Main Tel:                          813-227-8500
Contact:
Frederick S. Schrils
Calvin Hayes
Gregory P. Hansel

Holland & Knight
50 North Laura Street
Suite 3900
Jacksonville, Fl 32202
Main Tel:                          904-353-2000
Contact:
George E. Schultz, Jr.

Holland & Knight
701 Brickell Avenue
Suite 3000
Miami, FL 33131
Main Tel:                          305-374-8500
Contact:
Marty Steinberg
William F. Hamilton

Holland & Knight
315 South Calhoun Street
Suite 600
Tallahassee, FL 32301
Main Tel:                          904-224-7000
Contact:
Robert R. Feagin, III

Georgia

Alston & Bird
One Atlantic Center
1201 W. Peachtree Street
Atlanta, GA 30309
Contact:
Peter Q Bassett                    404-881-7343
Mary C. Gill                       404-881-7276

King & Spalding
191 Peachtree Street
Atlanta, GA 30303-1763
Main Tel:                          404-572-4600
Contact:
Grippin B. Bell
Michael R. Smith

Long, Aldridge & Norman
One Peachtree Center-Suite 5300
303 Peachtree Street
Atlanta, GA 30308
Contact:
J. Allen Maines                    404-527-8340
Sharon Glenn                       404-527-8391

                                               -4-
              APPENDIX A (continued)
                   PANEL COUNSEL

Smith Gambrell & Russel
3343 Peachtree Road, N.E.-Suite 1800
Atlanta, GA 30326-1010
Contact:
David A. Handley                   404-264-2671
Robert C. Schwartz                 404-264-2658

Illinois

Jenner & Block
One IBM Plaza
Chicago, IL 60611
Contact:
Jerold Solovy                      312-222-9350

Freeborn & Peters
311 South Wacker Drive
Suite 3000
Chicago, IL 60606-6677
Contact:
David H. Kistenbroker              312-360-6567

Kirkland & Ellis
2000 East Randolph Drive
Chicago, IL 60601
Main Tel:                          312-861-2000
Contact:
Garrett B. Johnson
Robert J. Kopecky

Sidley & Austin
One First National Plaza
Chicago, IL 60603
Contact:
Walter C. Carlson                  312-853-7734
Robert A. Downing                  312-853-7434
Eugene A. Schoon                   312-853-7279

Skadden, Arps, Slate, Meager & Flom
333 West Wacker Drive
Chicago, IL 60606
Main Tel:                          312-407-0700
Contact: Susan Getzendanner
Timothy A. Nelsen

Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, IL 60606
Contact:
Harold D. Shapiro                  312-876-8035

Massachusetts

Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02109
Contact:
Don M. Kennedy                     617-570-1000

Hale & Dorr
60 State Street
Boston, MA 02109
Main Tel:                          617-526-6000
Contact:
Jeffrey Rudman
John Batter

Mintz, Levin, Cohn, Feris, Glovsky & Popeo
One Financial Center
Boston, MA 02111
Contact:
Peter M. Saparoff                  617-542-6000

Palmer & Dodge
One Beacon Street
Boston, MA 02108
Contact:
Peter S. Terris                    617-573-0100

Ropes & Gray
One International Plaza
Boston, MA 02110-2624
Contact: John D. Donovan, Jr.      617-951-7566

Skadden, Arps, Slate, Meager & Flom
One Beacon Street
Boston, Ma 02108
Main Tel:                          617-573-4800
Contact:
Thomas A. Dougherty
George J. Skelly

                                               -5-
              APPENDIX A (continued)

                   PANEL COUNSEL

Testa, Hurwitz & Thibeault
High Street Tower
125 High Street
Boston, MA 02110
Contact:
Brian E. Pastuszenski              617-248-7000
Edmund G. Case

New York

Arnold & Porter
399 Park Avenue
New York, NY 10022-4690
Contact:
Scott Schreiber                    212-715-1000

Cahill Gordon & Reindel
80 Pine Street
New York, NY 10005
Main Tel:                          212-701-3000
Contact:
Charles A. Gilman
Immanuel Kohn
Thomas J. Kavaler

Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Main Tel:                          212-450-4000
Contact:
Henry L. King
Daniel F. Kolb

Fried, Frank, Harris, Shiver & Jacobson
One New York Plaza
New York, NY 10004
Contact:
Sheldon Raab                       212-859-8090

Kaye, Scholer, Fiernan, Hays & Handler
425 Park Avenue
New York, NY 10022
Contact:
Frederic W. Yerman                 212-836-8663

Kirkland & Ellis
Citicorp Center
153 East 53rd Street
New York, NY 10022-4675
Main Tel:                          212-446-4800
Contact:
Yosef J. Riemer
Frank M. Holozubiec

Mikbank, Tweed Hadley & McCloy
One Chase Manhattan Plaza
New York, NY 10005
Contact:                           212-530-5554
Russell Brooks

Shearman & Sterling
Citicorp Center
153 East 53rd Street
New York, NY 10022-4676
Contact
Jeremy G. Epstein                  212-848-8000

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017
Main Tel:                          212-455-2000
Contact:
Roy L. Reardon
James J. Hagan
Michael J. Chepiga

Skadden, Arps, Slate, Meager & Folm
919 Third Avenue
New York, NY 10022
Main Tel:                          212-735-3000
Contact:
Barry H. Garfinkel
Jonathan J. Lerner

Stroock, & Stroock & Lavan
Seven Hanover Square
New York, NY 10004-2696
Main Tel:                          212-806-5400
Contact
Melvin A Brosterman
Lawrence Greenwald
Alvin K. Hellerstein

                                               -6-
              APPENDIX A (continued)
                   PANEL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498
Main Tel:                          212-558-4000
Contact:
John L. Warden
Philip L. Grahman, Jr.

Robinson, Silverman, Pearce, Aronachn
& Berman
1290 Avenue of the Americas
New York, NY 10104
Contact:
Herbert Teitelbaum                 212-541-2000
Mark Bunin

Wachtell, Lipton, Rosen & Katz
51 West 57th Street
New York, NY 10019
Contact:
Norman Redlich                     216-371-9200

Weil, Gotshal & Manges
767 Fifth Avenue
New York, NY 10153
Contact:
Dennis J. Block                    213-310-8000

Wilkie, Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022-4677
Main Tel:                          212-821-8000
Contact:
David L. Foster
Richard L. Posen
Michael R. Young

Ohio

Jones Day, Reavis & Pogue
North Point
Lakeside Avenue
Cleveland, OH 44114
Contact: John Newman Jr.           216-586-3939

Philadelphia

Blank, Rome, Comisky & McCauley
1200 Four Penn Center
Philadelphia, PA 19103
Main Tel:                          215-569-5500
Contact: Alexander D. Bono
Richard P. McElroy
Jerome R. Richter

Cozen and O'Connor
The Atrium
1900 Market Street
Philadelphia, PA 19103
Main Tel:                          215-665-2000
Contact:
Patrick J. O'Connor
Thomas C. Zielinski
H. Robert Fiebach

Dechert Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA 19103-2793
Main Tel:                          215-994-4000
Contact:
Seymour Kurland
Jeffrey G. Weil

Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, PA 19103-6993
Main Tel:                          215-963-5000
Contact:
Gregory M. Harvey
Marc J. Sonnenfeld
Elizabeth Hoop Fay

Pepper, Hamilton & Scheetz
3000 Two Logan Square
Eighteenth & Arch Streets
Philadelphia, PA 19103-2799
Main Tel:                          215-981-4000
Contact:
Jon A. Baughman
Laurence Z. Shiekman

                                               -7-
              APPENDIX A (continued)
                   PANEL COUNSEL

Wolf, Block, Schorr and Solis-Cohen
12th Floor-Packard Building S.E.
Corner 15th & Chestnut Streets
Philadelphia, PA 19102-2678
Contact:
Jay A. Dubow                       215-977-2058

Washington

Foster Pepper & Shefelman
1111 Third Avenue, Suite 3400
Seattle, Washington 98101-2399
Main Tel:                          206-447-4400
Main Fax:                          206-447-9700
Contact:
Peter S. Ehrlichman                206-447-8998
Stellman Keehnel                   206-447-8935


Davis Wright Tremain
2600 Century Square
1501 Fourth Avenue
Seattle, Washington 98101-1688
Main Tel:                          206-622-3150
Contact:
Stephen M. Rummage                 206-628-7755

Bogle & Gates
Two Union Square
601 Union Street
Seattle, Washington 98101-2346
Main Tel:                          206-682-5151
Contact:
Evan Schweb                        206-621-1478
Arthur C. Claflin                  206-621-1448

Heller, Ehrman, White & McAuliffe
701 Fifth Avenue
Seattle, WA 98104-7098
Main Tel:                          206-447-0900
Main Fax:                          206-447-0849
Contact:
George E. Greer

Lane Powell Spearslubersky
1420 Fifth Avenue, Suite 4100
Seattle, WA 98101-2338
Main Telephone:                    206-223-7000
Main Fax:                          206-223-7107
Contact:
James L. Robart
Rudy A. Englund
James B. Stoetzer

Perkins Cole
1201 Third Avenue, 40th Floor
Seattle, WA 98101-3099
Main Telephone:                    206-583-8888
Main Fax:                          206-583-8500
Contact:
Ronald L. Berenstein
Harry H. Schneider

Texas

Akin, Gump, Strauss, Hauer & Feld, LLP
1700 Pacific Avenue, Suite 4100
Dallas, TX 75201-4618
Main Telephone:                    214-969-2800
Contact:
Lou Bickel
Mike Lowenberg

Akin, Gump, Strauss, Hauer & Feld, LLP
Pennzoil Place - South Tower
711 Louisianna Street, Suite 1900
Houston, TX 77002
Main Telephone:                    713-220-5800
Contact:
Charlie Moore
Paula Hinton

Baker & Botts, L.L.P.
910 Louisianna Street
Houston, TX 77002-4995
Main Telephone:                    713-229-1234
Contact:
William C. Slusser
Harold L. Metts

                                               -8-
              APPENDIX A (continued)
                   PANEL COUNSEL

Baker & Botts, L.L.P.
2001 Ross Avenue
Dallas, TX 75201-2916
Main Telephone:                    214-953-6500
Contact:
Ronald L. Palmer

Fulbright & Jaworski, L.L.P.
1301 McKinney
Suite 5100
Houston, TX 77010
Main Tel:                          713-651-5151
Contact:
Frank G. Jones
Richard N. Carroll

Fullbright & Jaworski, L.L.P.
2200 Ross Avenue
Suite 2800
Dallas, TX 75201
Contact:
Karl G. Dial                       214-855-8000

Haynes & Boone, L.L.P.
3100 Nationsbank Plaza
901 Main Street
Dallas, TX 75202-3789
Main Tel:                          214-651-5000
Contact:
Michael Boone
George Bramblett
Noel Hensley

Locke Purnell Rain Harrell
2200 Ross Avenue
Suite 2200
Dallas, TX 75201-6776
Contact:
John McElhaney                     214-740-8458
Peter Flynn                        214-740-8654
Morris Harrell                     214-740-8404

Thompson & Knight, P.C.
1700 Pacific
Suite 3300
Dallas, TX 75201-4693
Contact:
Timothy R. McCormick               214-969-1103

Vinson & Elkins
2500 First City Tower
1001 Fannin
Houston, TX 77002-6760
Contact: David T. Hedges, Jr.      713-758-2676

Vinson & Elkins
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, TX 75201-2975
Contact:
Orrin L. Harrison

                                 NATIONAL UNION
                  EMPLOYMENT PRACTICES LIABILITY PANEL COUNSEL

                                    ALABAMA

Lloyd, Schreiber & Gray
Two Perimeter Park South, Suite 100
Birmingham, Alabama 35423
Contact:  J. Allen Schreiber, Esq.
Phone (205) 967-8822

                                     ALASKA
*Lane, Powell, Spears and Lubersky
250 Cushman Street, Suite 4-11
Fairbanks Alaska 99701
Contact:  Ann Brown, Esq.
Phone (907) 457-8001

                                    ARIZONA
Mitten, Goodwin & Raup
One Columbus Plaza Suite 1200
3636 North Central Avenue
Phoenix, Arizona
Contact:  Martin Clare or
          Roger Mitten, Esq.
Phone (602) 650-2000

                                    ARKANSAS
Huckabay, Munson, Rowlett & Tilley
1900 West Capital Avenue Suite 1900
Little Pock, Arkansas 72201
Contact:  Bruce Munson, Esq.
Phone: (501)-374-6535

                                   CALIFORNIA

*Epstein, Becker & Green
Two Embarcadero Center 1650
San Francisco, CA 94111
Contact:  William A. Helvestine, Esq.
          Janet Morgan, Esq.
Phone (415) 399-6003

*Irell & Mannella L.L.P.
1800 Avenue of the Stars
Los Angeles, CA 90067-4276
Contact:  James F. Elliot, Esq.
Phone: (310) 277-1010

*Latham & Watkins
633 West Fifth Street Suite 4000
Los Angeles, CA 90071-2007
Contact:  Joel Krischer, Esq.
Phone: (213) 891-1200

*Lewis, D'Amato, Brisbois & Bisgaard
221 North Figueroa Street
Los Angeles, California 90012-2601
Contact:  Robert F. Lewis, Esq.
Phone: (213) 250-1800

*Morrison & Foester
555 West Fifth Street Suite 3500
Los Angeles, CA 90013-1024
Contact:  B. Scott Silverman, Esq.
Phone: (213) 892-5401

*O'Melveny & Myers
610 Newport Center Drive
Newport Beach, CA 92660
Contact:  Stephen P. Pepe, Esq.
Phone: (714) 760-9600

*Schachter, Kristoff, Orenstein and Berkowitz
505 Montgomery Street Suite 14th Floor
San Francisco, CA 94111-2528
Contact:  Ronald J. Souza, Esq.
Phone: (415) 391-3333

*Seyfarth, Shaw, Fairweather & Geraldson
2029 Century Park East Suite 3300
Los Angeles, CA 90067
Contact:  Stacey D. Shartin, Esq,
Phone: (310) 277-7200

*Latham & Watkins
505 Montgomery Street Suite 1900
San Francisco, CA 94111
Contact:  Barbara A. Caulfield, Esq
Phone: (415) 391-0600

*Morrison & Foester
345 California Street
San Francisco, CA 94101-2675
Contact:  Linda E. Shostak, Esq. &
          Kirby Wilcox, Esq.
Phone: (415) 269-7000

*O'Melveny & Myers
400 South Hope Street 15th Floor
Los Angeles, CA 90071-2007
Contact:  Gordon E. Krischer, Esq
Phone: (213) 669-6000

*Pillsbury, Madison & Sutro
235 Montgomery Street
San Francisco, CA 94104
Contact:  R.D. (Kyle) Kirwan, Esq.
Phone: (415) 983-1000

*Seyfarth, Shaw, Fairweather & Geralds
101 California Street
San Francisco, CA 94111
Contact:  Nick C. Geannacopulos,
Phone: (415) 397-2823

*Sonnenschein, Nath & Rosenthal
685 Market Street 10th Floor
San Francisco, CA 94105
Contact:  H. Sinclair Kerr, Jr., Esq.
Phone: (415) 882-5048

COLORADO

*Arnold & Porter
1700 Lincoln Street
Denver, Colorado 80203-4540
Contact:  James E. Scarboro, Esq.
Phone: (303) 863-1000

*Kennedy and Christopher
1600 Wynkoop Street Suite 900
Denver, Colorado 80202-3333
Contact:  Elizabeth A. Starrs, Esq.
Phone: (303) 825-2700

*Freeborn & Peters, L.L.P.
950 Seventeenth Street 2600
Denver, Colorado 80202-2826
Contact:  Margaret S. Garvey, Esq
Phone: (303) 628-4201

*Patton Boggs, L.L.P.
1660 Lincoln Street Suite 1975
Denver, Colorado 80264
Contact:  Timothy 0. Knaus, Esq,
Phone: (303) 830-1776

                                  CONNECTICUT

*Epstein, Becker & Green
Six Landmark Square
Stamford, CT 06901-2704
Contact:  Mary Gambardella, Esq.
          Peter Stein, Esq.
Phone: (203) 348-3737

*Jackson, Lewis, Schnitzler & Krupman
55 Farmington Avenue
Hartford, Connecticut 06105
Contact:  Susan K. Krell, Esq.
Phone: (860) 522-0404

                                    DELAWARE
*Wolf, Block, Schorr & Solis-Cohen
One Rodney Square
10th & King Street
Wilmington, Delaware 19801
Contact:  David J. Margules, Esq.
Phone: (302) 777-0300

                              DISTRICT OF COLUMBIA

*Arnold & Porter
555 Twelfth Street, NW
Washington, DC 20004-1202
Contact:  Steven G. Reade, Esq.
Phone: (202) 942-5000

*Jenner & Block
601 Thirteenth St., NW, Suite 1200
Washington, DC 20005
Contact:  Bruce J. Ennis, Esq.
Phone: (202) 639-6000

*Rosenman & Conlin
1300 19th Street, NW
Washington, DC 20036
Contact:  Howard J. Braun, Esq.
Phone: (202) 463-4640

*Dechert, Price & Rhoads
1500 K Street NW
Washington, DC 20005-1208
Contact:  Bettina M. Lawton, Esq.
Phone: (202) 626-3350

*Jones, Day, Reavis & Pogue
Metropolitan Square
1450 G. Street NW Suite 700
Washington, DC 20005-2088
Contact:  Willis Goldsmith, Esq.
Phone: (202) 879-3939

*Sonnenschein, Nath & Rosenthal
1301 K Street NW Suite 600 East Tower
Washington, DC 20005
Contact:  Kirk R. Ruthenberg, Esq
          Amy L. Bess, Esq.
Phone: (202) 408-6410

                                    FLORIDA

*Fowler, White, Gillen, Boggs, Villareal & Banker
501 East Kennedy Blvd. Suite 1600
Tampa, Florida 33601
Contact:  John W. Robinson, IV, Esq.
Phone 813-228-7411

*Jackson, Lewis, Schnitzler & Krupman
44 West Flagler Street
Courthouse Tower Suite 2250
Miami, Florida 33130
Contact:  Patrick DeBlasio, Esq.
Phone: (305) 373-2299

*Katz, Barron, Squitero, Faust & Berma
2699 So. Bayshore Drive 7th Floor
Miami, Florida 33133-5408
Contact:  Richard E. Berman, Esq.
Phone: (305) 856-2444

                                    GEORGIA
*Alston & Bird
One Atlantic Center
1201 West Peachtree Street
Atlanta, Georgia 30309-3424
Contact:  Peter Q. Bassett, Esq.
Phone: (404) 881-7000

*King & Spalding
191 Peachtree Street Suite 1763
Atlanta, Georgia 30303-1763
Contact:  William A. Clineburg, Esq.
Phone: (404) 572-4600

*Seyfarth, Shaw, Fairweather & Geraldson
One Atlantic Center Suite 3260
1201 West Peachtree Street
Atlanta, Georgia 30309-3400
Contact:  John F. Meyers, Esq.
Phone: (404) 892-6412

*Irvin, Stanford and Kessler
One Bulkhead Plaza
Peachtree Road Suite 1050
Atlanta, Georgia 30305
Contact:  Gary R. Kessler, Esq.
Phone: (404) 237-1020

*Long, Aldridge & Norman
One Peachtree Center
303 Peachtree Street, Suite 5300
Atlanta, Georgia 30308
Contact:  J. Allen Maines, Esq.
Phone: (404) 527-8340

                                     IDAHO
Quane, Smith, Howard & Hull
US Bank Plaza Suite 1600
101 South Capital Blvd.
Boise, Idaho 83702
Contact:  Chris H. Hansen, Esq.
Phone: (208) 345-0960

                                    ILLINOIS

*Clausen & Miller
10 South La Salle Street Suite 1600
Chicago, Illinois 60603-1098
Contact:  James S. Barber, Esq.
          James Nolan, Esq.
Phone: (312) 855-1010

*Jenner & Block
One IBM Plaza
Chicago, Illinois 60611
Contact:  Catherine P. Wassberg, Esq.
Phone: (312) 222-9350

*Seyfarth, Shaw, Fairweather & Geraldson
55 East Monroe Street
Chicago, Illinois 60603
Contact:  J. Stephen Poor, Esq.
Phone: (312) 346-8000

*Freeborn & Peters
311 South Wacker Drive Suite 3000
Chicago, Illinois 60606-6677
Contact:  Steve Hartman, Esq
          David H. Kistenbroker, E
Phone: (312) 360-6000

*Jones, Day Reavis & Pogue
77 West Wacker 35th Floor
Chicago, Illinois 60601-1692
Contact:  Irene Savanis, Esq.
Phone: (312) 782-3939

*Sonnenschein Nath & Rosenthal
800 Sears Towers
Chicago, Illinois 60601-1692
Contact:  Roger T. Brice, Esq.
Phone: (312) 876-3112

                                      IOWA

Nyermaster, Goode, McLauglin, Voigts, West,
         Hansell & O'Brien
1900 Hub Tower
699 Walnut Street
Des Moines, Iowa 50309
Contact:  Hayward Draper, Esq.
Phone: (515) 283-3100

                                    INDIANA

Knightlinger Gray
Market Square Center Suite 660
151 North Delaware
Indianapolis, Indiana 46204
Contact:  Donald L. Dawson, Esq.
Phone: 317-638-4521

                                    KENTUCKY

Boehl, Stopher & Graves
400 West Market Street Suite 2300
Louisville, Kentucky 40202
Contact:  Ed Stopher, Esq.
Phone: (502) 589-5980

Harlin & Packer, P.S.C.
519 East Tenth Street
Post Office Box 390
Bowling Green, Kentucky 42102-0390
Contact:  William J. Parker, Esq.
Phone: 502-842-5611

                                   LOUISIANA

Adams & Reese
4500 One Shell Square
New Orleans, LA 70139
Contact:  Martin Stern, Esq.
Phone: 504-581-3234

*Locke, Purnell, Rain & Harrell
Pan American Life Center
601 Poydras Street Suite 2400
New Orleans, Louisiana 70130-6036
Contact:  Amelia W. Koch, Esq.
Phone: 504-558-5106

*Deutsch, Kerrigan & Stiles
755 Magazine Street
New Orleans, LA 70130
Contact:  Bob Kerrigan, Esq.
Phone: (504) 581-5141

*McGlinchey, Stafford & Lang, Deutsch
Kerrigan
643 Magazine Street
New Orleans, LA 70130
Contact:  E. Frederick Preis, Jr., E
Phone: (504) 586-1200

                                     MAINE
*Moon, Moss, McGill & Bachelder, PA
10 Free Street
Post Office Box 7250
Portland, Maine 04112-7250
Contact:  Richard 0. Moon, Esq.
Phone: (207) 775-6001

                                    MARYLAND
*Whiteford, Taylor & Peterson
7 St. Paul Street Floor 1400
Baltimore, Maryland 21202
Contact:  William Ryan, Esq.
Phone: (410) 347-8700

                                 MASSACHUSETTS
*Dechert, Price & Rhoads
Ten Post Office Square South
Boston, MA 02109-4603
Contact:  Bernard J. Bonn III, Esq.
Phone: (617) 728-7143

*Hale & Dorr
60 State Street
Boston, MA 02109
Contact:  Neil Jacobs, Esq.
Phone: (617) 526-6000

*Foley, Hoag & Eliot
One Post Office Square
Boston, MA 02109
Contact:  David B. Ellis, Esq,
          Peter Rosenblum, Esq.
Phone: (617) 832-1000

*Hutchins, Wheeler & Ditmar
101 Federal Street
Boston, MA 02110
Contact:  James A. Kobe, Esq.
Phone: (617) 951-6600

*Mintz, Levin, Cohn, Ferris Glovsky & Popeco P.C.
One Financial Center
Boston, MA 02111
Contact:  Robert Gault, Esq.
Phone: (617) 542-6000

*Peabody & Arnold
50 Rowes Wharf, Seventh Floor
Boston, MA 02110
Contact:  William A. Cotter, Esq.
Phone: (617) 951-2100

                                    MICHIGAN

*Miller, Canfield, Paddock and Stone, PLC
1200 Campau Square Plaza
99 Monroe Avenue NW
Grand Rapids, Michigan 49503
Contact:  Charles Mishkind, Esq.
Phone: (616) 454-8565

*Plunket, Cooney
243 West Congress Suite 800
Detroit Michigan 48226-3260
Contact:  Theresa Smith Lloyd, Esq.
Phone: (313) 965-3900

                                   MINNESOTA

*Faegre & Benson
2200 Northwest Center
90 South Seventh Street
Minneapolis, MN 55402-3901
Contact:  Hubert V. Forcier, Esq.
Phone: (612) 336-3000

*Meager and Geer
4200 Multifoods Tower
Minneapolis, Minnesota 55402
Contact:  James F. Roegee, Esq.
Phone: (612) 338-0661

                                  MISSISSIPPI

Buttler, Snow, O'Mara, Stevens & Cannada
210 East Capitol
Deposit Guaranty Plaza, 17th Floor
Jackson, Mississippi 39201
Contact:  Jeffrey Walker, Esq.
Phone: (601) 948-5711

Watkins & Eager
400 East Capitol Street, Suite 300
Jackson, Mississippi 39201
Contact:  Kenneth E Milan, Esq.
Phone: (601) 948-6470

                                    MISSOURI

*Armstrong, Teasdale, Schlafley & Davis
2345 Grand Blvd. Suite 2000
Kansas City, Missouri 64108
Contact:  Lynn W. Hursh, Esq.
Phone: (816) 221-3420

Brown & James
705 0live Street Suite 1100
St. Louis, Missouri 63101-2270
Contact:  Charles E. Regis, Esq.
Phone: (314) 421-3400

*Gallop, Johnson & Neuman
Interco Corporate Tower
101 South Hanley
St. Louis, Missouri 63105
Contact:  Kurtis B. Reeg, Esq,
Phone (314) 862-1200

                                    MONTANA
Matovich, Addy & Keller
225 First Citizens Bank
2812 First Avenue N
Billings, Montana 59101
Contact:  Carey E. Matovich, Esq.
Phone: (406) 252-5500

                                 NEW HAMPSHIRE
Devine Millimet & Branch
Victory Park
111 Amherst Street
Manchester, NH 03105
Contact:  Andrew Dunn, Esq.
Phone: (603) 669-1000

                                   NEW JERSEY

*Dechert, Price & Rhoads
Princeton Pike Corporate Center
Post Office Box 5218
Princeton, New Jersey 08543-5218
Contact:  Matthew V. DelDuca, Esq.
Phone: (609) 520-3202

*Jackson, Lewis, Schnitzler & Krupman
Courthouse Plaza
60 Washington Street
Morristown, New Jersey 07960
Contact:  Vincent A. Cino, Esq.
Phone: (201) 538-6890

*Epstein, Becker & Green
One Riverfront Plaza
Newark, NJ 07102
Contact:  Robert H. Bernstein, Esq
Phone: (201) 642-1900

*Wilson, Elser, Moskowitz, Edelman and
Dicker
Two Gateway Center 12th Floor
Newark, New Jersey 017102
Contact:  Thomas F. Quinn, Esq.
Phone: (201) 624-0800

                                     NEVADA

Barker, Brown, Busby & Sutherland
430 South Third Street
Los Vegas, Nevada 89101
Contact:  Thomas Sutherland, Esq.
Phone: (702) 386-1086

                                   NEW MEXICO

Butt, Thornton & Baehr, PC
7000 City Place
2155 Louisiana Blvd. NE
Albuquerque, New Mexico 87110
Contact:  James P. Lyle, Esq.
Phone: (505) 884-0777

                                    NEW YORK
*Arnold & Porter
399 Park Avenue
New York, New York 10022-4690
Contact:  Victor Zonana, Esq.
Phone: (212) 715-1000

*Epstein, Becker & Green
250 Park Avenue 12th Floor
New York, New York 10177-0077
Contact:  Howard Pianko, Esq.
Phone: (212) 351-4500

Ohrenstein & Brown
230 Park Avenue 32nd Floor
New York, New York 10169
Contact:  Michael D. Brown
Phone: (212) 682-4500

*Orrick, Herrington & Sutcliffe
666 Fifth Avenue
New York, New York 10004-2696
Contact:  Michael Delikat, Esq.
Phone: (212) 506-5000

*Seyfarth, Shaw, Fairweather & Geraldson
900 Third Avenue
New York, New York 10022
Contact:  David Ross, Esq.
Phone: (212) 715-9000

*D'Amato & Lynch
70 Pine Street
New York, New York 10270
Contact:  Luke Lynch, Jr., Esq.
Phone: (212) 269-0927

*Jackson, Lewis, Schnitzler & Krupman
101 Park Avenue 37th Floor
New York, New York 10178
Contact:  Gregory I. Raisin, Esq.
Phone:    (212) 797-8200
          Paul J. Siegel, Esq.
          (516)364-0404
          Steven D. Baderian
          (914) 328-0404

*O'Melveny & Myers
Citicorp Center
153 East 53rd Street
New York, New York 10022
Contact:  Michael A. Curley, Esq.
Phone: (212) 326-2000

*Rosenman & Colin L.L.P.
575 Madison Avenue
New York, New York 10022-2585
Contact:  Lawrence T. Bandes, Esq
Phone: (212) 940-8824

*Stroock & Stroock & Lavan
Seven Hanover Square
New York, New York 10004-2696
Contact:  Howard S. Lavan, Esq.
Phone: (212) 806-5400

*Sullivan & Cromwell
125 Broad Street 29th Floor
New York, New York 10004
Contact:  Philip Graham Jr., Esq.
Phone: (212) 558-4000

*Wilson, Elser, Moskowitz, Edelman & Dicker
150 East 42nd Street
New York, New York 10017-5639
Contact:  Julianna Ryan, Esq.
Phone: (212) 490-3000

*Wilkie, Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, New York 10022-4677
Contact:  Steven Greiner, Esq.
Phone: (212) 821-8000

                                 NORTH CAROLINA

*Cozen & O'Conner
One First Union Center
301 South College Street Suite 2100
Charlotte, North Carolina 28202
Contact:  Michael L. Minsker, Esq.
Phone: (704) 348-3409

*Patton Boggs, L.L.P.
500 Nations Bank Building
101 West Friendly Avenue Suite 500
Greensboro, North Carolina 27402
Contact:  C. Allen Foster, Esq.
Phone: (910) 273-1733

                                  NORTH DAKOTA

Flick, Mather & Stritz
400 East Broadway Suite 600
Norwest Bank Building
Post Office Box 2798
Bismarck, North Dakota 58501
Contact:  Robert J. Udland, Esq.
Phone: (701) 223-6585

                                      OHIO
*Jones, Day, Reavis & Pogue
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
Contact:  James A. Rydzell, Esq.
Phone: (216) 586-3939

*Jones, Day, Reavis & Pogue
1900 Huntington Center
41 South High Street
Columbus, Ohio 43215
Contact:  G. Roger King, Esq.
Phone: (614) 469-3939

                                    OKLAHOMA

Rhodes, Hieronymus, Jones, Tucker & Gable
Post Office Box 21100
Tulsa, Oklahoma 74121-1100
Contact:  Chris L. Rhodes, III, Esq.
Phone: (918) 582-1173

                                     OREGON

Bullivant, Houser, Bailey, Pendergrass & Hoffman
300 Pioneer Tower
888 SW Fifth Avenue
Portland, Oregon 97204-2089
Contact:  Chrys A. Martin, Esq.
Phone: (503) 228-6351

*Lane, Powell, Spears and Lubersky
520 South West Yarnhill, Suite 800
Portland, Oregon 97204-1383
Contact:  David G. Hosenpud, Esq.
Phone; (503) 226-6151

Lindsay, Hart, Neil & Weigler
1300 West Fifth Avenue, Suite 3400
Portland, Oregon 97201-5696
Contact:  Jerard S. Weigler, Esq.
Phone: (503) 226-7677

                                  PENNSYLVANIA
*Cozen & O'Connor
The Atrium
1900 Market Street
Philadelphia, PA 19103
Contact:  Joseph A. Gerber, Esq.
Phone: (215) 665-2000

*Pepper, Hamilton & Scheetz
3000 Two Logan Square
Eighteenth & Arch Street
Philadelphia, PA 19103-2799
Contact:  Anthony B. Haller, Esq.
Phone: (215) 981-4000

*Dechert, Price & Rhoads
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA 19103-2793
Contact:  Seymour Kruland, Esq.
Phone: (215) 994-4000

*Wilson, Elser, Moskowitz, Edelman and
Dicker
Curtis Center
830 East Independence Square West
Philadelphia, Pennsylvania 19106
Contact:  Bernd Heinze, Esq.
Phone: (215) 627-6900

                                  RHODE ISLAND

*Ropes & Gray
30 Kennedy Plaza
Providence, RI 02903-2328
Contact:  William S. Eggeling, Esq.
Phone: (401) 455-4400

                                 SOUTH CAROLINA

Gibbes, Gallivan, White & Boyd
330 East Coffee Street
Greenville, SC 29601
Contact: Daniel B. White, Esq.
Phone: (864) 271-9580

*Young, Clement, Rivers & Tisdale
Post Office 993
28 Board Street
Charleston, SC 29402
Contact: Shawn D. Wallace, Esq.
Phone: (864) 557-4000

*Jackson, Lewis, Schnitzler & Krupman
2100 Daniel Building
301 North Main Street
Greenville, SC 29601
Contact: Steven J. Warren, Esq,
Phone: (864) 232-7000

                                  SOUTH DAKOTA

Costello, Porter, Hill, Heisterkamp, Bushnell
200 Security Building
Post Office Box 290
Rapid City, South Dakota 57709
Contact: Dennis H. Hill, Esq.
Phone: (605) 343-2410

Davenport, Evans, Hurwitz & Smith
Post Office Box 1030
513 South Main Avenue
Sioux Falls, South Dakota 57101-1030
Contact: Marie Hovland, Esq.
Phone: (605) 336-2880

                                   TENNESSEE

Leitner, Williams, Dooley & Napolitan
Pioneer Building, 3rd Floor
Chattanooga, Tennessee 37402
Contact: Paul R. Leitner, Esq.
Phone: (423) 265-0214

*Weintraub, Stock, Bennett, Ettingoff &
Grisham
One Commerce Square, Suite 2560
Memphis, Tennessee 38103
Contact: James H. Stock, Esq.
Phone: (901) 526-0431

                                     TEXAS
*Akin, Gump, Strauss, Hauer & Feld
1700 Pacific Avenue Suite 4100
Dallas, Texas 75201-4675
Contact: Michael Lowenberg, Esq.
Phone: (214) 969-2800

*Clark, West, Keller, Butler & Ellis
4800 Renaissance Tower
Dallas, Texas 75270
Contact: Mark Shank, Esq.
Phone: (214) 741 -1001

*Baker & Botts, L.L.P.
One Shell Plaza
910 Louisiana
Houston, Texas 77002-4995
Contact: Richard R. Brann, Esq.
Phone: (713) 229-1234

*Fulbright & Jaworski
1301 McKinney Suite 5100
Houston, Texas 77101-3095
Contact: A.J. Harpell, Esq.
Phone: (713) 651-5442

*Fulbright & Jaworski
2200 Ross Avenue Suite 2800
Dallas,Texas 75201
Contact: Richard M. Kobdish, Esq.
Phone: (214) 855-8188

*Locke, Purnell, Rain & Harrell
220 Ross Avenue Suite 2200
Dallas, Texas 75201-6776
Contact: John H. McElhaney, Esq.
Phone: (214) 740-8458

*Seyfarth, Shaw, Fairweather & Geraldson
700 Louisiana Street #3900
Houston, Texas 77002-2731
Contact: Gloria Portelia
Phone: (713) 225-2300

*Jones, Day, Reavis & Pogue
2300 Trammell Crow Center
2001 Ross Avenue
Dallas,Texas 75201
Contact: Stanley Weiner, Esq.
Phone: (214) 220-3939

*Patton Boggs
2626 Cole Avenue Suite 700
Dallas,Texas 75204
Contact: D. Patrick Long, Esq.
Phone: (214) 871-2141

*Thompson & Knight
3300 First City Center
1700 Pacific Avenue
Dallas, Texas 75201-4693
Contact: Timothy R. McCormick, E
Phone: (214) 969-1700

                                      UTAH

Christenson & Jensen
175 Southwest Temple Suite 510
Salt Lake City, Utah 84101
Contact: Phillip S. Ferguson, Esq.
Phone: (801) 355-3431

                                    VERMONT
David Cleary Associates
110 Merchants Row
Post Office Box 6740
Rutland, Vermont 05702
Contact: David L. Cleary, Esq.
Phone: (802) 775-8800

                                    VIRGINIA
*Gentry, Locke, Rakes & Moore
Post Office Box 40013
Roanoke, Virginia 24038-0013
Contact: W. David Paxton, Esq.
Phone: (540) 983-9300

*McGuire, Woods, Battle & Boothe
901 East Cary Street
Richmond, Virginia 23219
Contact: Stephen D. Busch, Esq.
Phone: (804) 775-1000

WASHINGTON

*Cozen & O'Conner
1201 Third Avenue Suite 5200
Seattle, Washington 98101
Contact: John Erlick, Esq.
Phone: (206) 224-1253

*Lane, Powell, Spears & Lubersky
1420 Fifth Avenue Suite 4100
Seattle, Washington 98101-2338
Contact: James B. Stoetzer, Esq.
Phone: (206) 223-7019

                                 WEST VIRGINIA
*Steptoe & Johnson
Bank One National Center East
Post Box 2190
Clarksburg, West Virginia 26302-2190
Contact: James Wilson, Esq.
Phone: (304) 624-8000

                                   WISCONSIN
Melli, Walker, Pease & Ruhly
Insurance Building Suite 600
119 Martin Luther King Jr. Blvd.
Madison, Wisconsin 53703-1664
Contact: Jack Walker, Esq.
Phone: (608) 257-4812

Law Offices of Scott G. Thomas
411 East Wisconsin Centre 10th Floor
Milwaukee, Wisconsin 53202
Contact: Scott G. Thomas, Esq.
Phone: (414)291-7680

                                    WYOMING

Hirst & Applegate
1720 Carey Avenue Suite 200
Cheyenne, Wyoming 82001
Contact, Thomas A. Nicholas, Esq.
Phone: (307) 632-0541

COPY

                                 ENDORSEMENT #1

This endorsement, effective 12:01 am May 5, 1998                 forms a part of
policy number 856-27-73
issued to STV GROUP, INC,

by       National Union fire Insurance Company of Pittsburgh, Pa.

                                  PENNSYLVANIA
                             AMENDATORY ENDORSEMENT

Wherever used in this endorsement: 1) "we", "us", "our", and "Insurer" mean the insurance company which issued this policy; and 2) "you", "your", "named Insured", "First Named Insured", and "Insured" mean the Named Corporation, Named Organization, Named Sponsor, Named Insured, or Insured stated in the declarations page; and 3) "Other Insured(s)" means all other persons or entities afforded coverage under the policy.

CANCELLATION/NONRENEWAL

The cancellation provision of this policy is amended as follows,

Cancelling a Policy midterm is prohibited except if:

1.   A condition material to insurability has changed substantially;

2.   Loss of reinsurance or a substantial decrease in reinsurance has occurred;

3.   Material misrepresentation by the Insured;

4.   Policy was obtained through fraud;

5.   The Insured has failed to pay a premium when due;

6.   The Insured has requested cancellation;

7.   Material failure to comply with terms;

8.   Other reasons that the commissioner may approve.

Notice Requirements for Midterm Cancellation and Nonrenewal

Notice shall be mailed by registered or first class mail by the Insurer directly to the named Insured. Written notice will be forwarded directly to the named Insured at least sixty (60) days in advance of the termination date unless one or more of the following exists:

1) The Insured has made a material misrepresentation which affects the insurability of the risk, in which case the prescribed written notice of cancellation shall be forwarded directly to the named Insured at least fifteen (15) days in advance of the effective date of termination.

2) The Insured has failed to pay a premium when due, whether the premium is payable directly to the Insurer or its agents or indirectly under a premium finance plan or extension of credit, in which case the prescribed written notice of cancellation shall be forwarded directly to the Named Insured at least fifteen (15) days In advance of the effective date of termination.

3) The policy was cancelled by the named Insured, in which case written notice of cancellation shall not be required and coverage shall be terminated on the data requested by the Insured. Nothing in these three sections shall restrict the Insurer's right to rescind an insurance policy ab initio upon discovery that the policy was obtained through fraudulent statements, omissions or concealment of fact material to the acceptance of the risk or to the hazard assumed by the Insurer.

The notice shall be clearly labeled "Notice of Cancellation" or "Notice of Nonrenewal". A midterm cancellation or nonrenewal notice shall state the specific reasons for the cancellation or nonrenewal. The reasons shall identify the condition or loss experience which caused the midterm cancellation or nonrenewal. The notice shall provide sufficient information or data for the Insured to correct the deficiency.

A midterm cancellation or nonrenewal notice shall state that, at the Insured's request, the insurer shall provide loss information to the Insured for at least three years or the period of time during which the Insurer has provided coverage to the Insured, whichever is less. Loss information on the Insured shall consist of the following:

1) Information on closed claims, including date and description or occurrence, and any amount of payments, if any;

2) Information on open claims, including date and description of occurrence, amount of payment, if any, and amount of reserves, if any;

3) Information on notices of occurrence, including date and description of occurrence and amount or reserves, if any.

The Insured's written request for loss information must be made within ten (10) days of the Insured's receipt of the midterm cancellation or nonrenewal notice. The Insurer shall have thirty (30) days from the date of receipt of the Insured's written request to provide the requested information.

Notice of Increase in Premium

The Insurer shall provide not less than sixty (60) days notice of intent to increase the Insured's renewal premium with thirty (30) days notice of an estimate of the renewal premium. The notice of renewal premium increase will be mailed or delivered to the insured's last known address. If notice is mailed, it will be by registered or first class mail.

Return of Unearned Premium

Cancellation Initiated by Insurer -- Unearned premium must be returned to the Insured not later than ten (10) business days after the effective date of termination.

Cancellation Initiated by Insured -- Unearned premium must be returned to the Insured not later than thirty (30) days after the effective date of termination.

All other terms, conditions and exclusions shall remain the same.

                                             /s/ Ty Sagalow
                                             ----------------------------------
                                             AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT #2

This endorsement, effective 12:01 am May 5, 1998                 forms a part of
policy number 856-27-73
issued to STV GROUP, INC.

by       National Union Fire Insurance Company of Pittsburgh, Pa.

                           OUTSIDE ENTITY ENDORSEMENT
                                      (2x)



In consideration of the premium charged, it is hereby understood and agreed that the following entities shall be deemed an "Outside Entity", but only as respects the Outside Entity's respective Continuity Date below:

OUTSIDE ENTITY                                            CONTINUITY DATE

1) A  not-for-profit  organization  under  section          May 5, 1996
501(c) (3) of the  Internal  Revenue  Code of 1986
(as amended).





ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.

                                             /s/ Ty Sagalow
                                             ----------------------------------
                                             AUTHORIZED REPRESENTATIVE

                  ENDORSEMENT #3

This endorsement, effective 12:01 am   May 5, 1998               forms a part of
Policy number 856-27-73
issued to STV GROUP, INC.

by       National Union Fire Insurance Company of Pittsburgh, Pa.

                 NUCLEAR ENERGY LIABILITY EXCLUSIONS ENDORSEMENT
                                  (BROAD FORM)

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against any Insured(s):

A. alleging, arising out of, based upon, attributable to, or in any way involving, directly or indirectly the hazardous properties of nuclear material, including but not limited to:

     (1) nuclear material located at any nuclear facility owned by, or operated by or on behalf of, the Company, or discharged or dispersed therefrom; or

     (2) nuclear material contained in spent fuel or waste which was or is at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of the Company; or

     (3) the furnishing by an Insured or the Company of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; or

     (4) claims for damages to the Company or its shareholders which alleges, arises from, is based upon, is attributed to or in any way involves, directly or indirectly, the hazardous properties of nuclear material.

B. (1) which is insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability underwriters, or Nuclear Insurance Association of Canada, or would be insured under any such policy but for its termination or exhaustion of its Limit of Liability; or,

     (2) with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the insured is, or had this policy not been issued would be entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into the United States of America, or any agency thereof, with any person or organization.

As used in this endorsement:

"hazardous properties" include radioactive, toxic or explosive properties;

"nuclear material" means source material, special nuclear material or byproduct material;

"source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

"spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor,

"waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof;

"nuclear facility" means

(a)  any nuclear reactor,

(b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

(c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

(d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all-premises used for such operations;

"nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material,

All other terms, conditions and exclusions remain unchanged.

                                             /s/ Ty Sagalow
                                             ----------------------------------
                                             AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT #4

This  endorsement,  effective  12:01 am May 5, 1998              forms a part of
policy  number  856-27-73
issued to STV GROUP, INC.



by       National Union Fire Insurance Company of Pittsburgh Pa.

                             COMMISSIONS EXCLUSION



In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against any Insured(s) alleging, arising out of, based upon, attributable to:

(i) Payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time domestic or foreign government or armed services officials, agents, representatives, employees or any members of their family or any entity with which they are affiliated; or

(ii) Payments, commissions, gratuities, benefits or any other favors to or for the benefit of any full or part-time officials, directors, agents, partners, representatives, principal shareholders, or owners or employees, or affiliates (as that term is defined in The Securities Exchange Act of 1934, including any of their officers, directors, agents, owners, partners, representatives, principal shareholders or employees) of any customers of the company or any members of their family or any entity with which they are affiliated; or

(iii) Political contributions, whether domestic or foreign.

All other terms, conditions and exclusions remain unchanged.

                                             /s/ Ty Sagalow
                                             ----------------------------------
                                             AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT #5

This endorsement, effective 12:01 am May 5, 1998               forms a part of
policy number 856-27-73
issued to STV GROUP, INC.

by       National Union Fire Insurance Company of Pittsburgh, Pa.

       SEC Exclusion Relating to Secondary Public Offerings of Securities
                       (With 30 day reporting provision)

In consideration of premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors and Officers (including but not limited to claims brought by any governmental or regulatory entity or any security holder, whether directly, derivatively or by class action, or by any other claimant) whether under federal, state or foreign, statutory, regulatory or common law, if such claim alleges, arises out of, is based upon or is attributable to the purchase or sale, or offer or solicitation of an offer to purchase or sell, any security of the Company in a public offering of securities (hereinafter an OFFERING OF SECURITIES).

This exclusion shall apply, but not be limited to, any such claim which alleges, arises out of, is based upon or is attributable to any claim arising out of any alleged misrepresentations or non-disclosures in any written or oral statement, including but not limited to any Registration Statement, prospectus, offering circular, private placement memorandum or other document or statement relating to the OFFERING OF SECURITIES, as well as any failure to file any document required to be filed with the Securities and Exchange Commission.

Notwithstanding the above, this endorsement shall not apply to the OFFERING OF SECURITIES described below:

     REGISTRATION STATEMENT NO.                           DATE

Notwithstanding the foregoing, however, this exclusion shall not apply in the event that within thirty days prior to the effective time of an OFFERING OF SECURITIES not scheduled or described above, the Company gives written notice thereof together with all particulars and underwriting information relating thereto; the Insurer agrees, in its discretion, to grant coverage subject to such terms, conditions and additional premium as it may require; and the Company accepts such terms, conditions and additional premium. Such coverage is also subject to the Company paying when due such additional premium.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

                                             /s/ Ty Sagalow
                                             ----------------------------------
                                             AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT #6

This endorsement, effective 12:01 am May 5, 1998               forms a part of
policy number 856-27-73
issued to STV GROUP, INC.

by       National Union Fire Insurance Company of Pittsburgh, Pa.

                      ARCHITECT OR ENGINEER E&O EXCLUSION

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against an Insured(s) alleging, arising out of, based upon or attributable to the performance of or failure to perform services as an architect or engineer, or any act, error or omission related thereto.

ALL OTHER TERMS, CONDITIONS AND EXCLUSIONS REMAIN UNCHANGED.

                                             /s/ Ty Sagalow
                                             ----------------------------------
                                             AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT#7

This endorsement, effective 12:01 am May 5, 1998               forms a part of
policy number 856-27-73
issued to STV GROUP, INC.

by       National Union Fire Insurance Company of Pittsburgh, Pa.

                           CAPTIVE INSURANCE COMPANY

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payments for Loss in connection with any claim made against any Insured(s) alleging, arising out of, based upon, attributable to the ownership, management, maintenance and/or control by the Company of any captive insurance company or entity including but not limited to claims alleging the insolvency or bankruptcy of the Named Corporation as a result of such ownership, operation, management and control.

All other terms and conditions will remain unchanged.

                                             /s/ Ty Sagalow
                                             ----------------------------------
                                             AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT #8

This endorsement, effective 12:01 am May 5, 1998               forms a part of
policy number 856-27-73
issued to STV GROUP, INC.

by       National Union Fire Insurance Company of Pittsburgh, Pa.

                      PENNSYLVANIA AMENDATORY ENDORSEMENT
                              TAIL COVERAGE CLAUSE

In consideration of the premium charged, it is hereby understood and agreed that the clause which is referred to in the Policy as the "Extended Reporting Clause" or Discovery Clause" is deleted in its entirety and replaced by the following:

I.   DEFINITIONS

     The following definitions apply for purposes of this endorsement:

     1)   "Termination of Coverage" means:

          a)   cancellation of the policy; or

          b)   non-renewal of the policy.

     2) "Authorized Insured" means the "Named Insured", the "First Named Insured", "Named Corporation", "Named Sponsor", or "Named Organization first named in Item 1 of the Declarations page of the policy.

     3) "Full Annual Premium" means the premium level in effect immediately prior to termination of coverage.

     4) "Insurer" means the insurance company which issued the policy to which this endorsement is attached.

II.  TAIL COVERAGE CLAUSE

     Upon Termination of Coverage by the Insurer or the Insured, the Authorized Insured shall have the right to purchase Tail Coverage. The premium for the Tail Coverage shall be 40% of the Full Annual Premium.

     Tail Coverage shall be effective for a period of one year following the effective date of Termination of Coverage. If purchased, the Authorized Insured can give written notice to the Insurer of claims first made against an Insured during said one year period for a Wrongful Act occurring prior to such Termination of Coverage and otherwise covered by the policy.

     The right of the Authorized Insured to buy the Tail Coverage will terminate unless the Insurer within sixty (60) days from the effective date of Termination of Coverage receives written acceptance of the Tail Coverage from the Authorized Insured together with payment from the Authorized Insured of an amount equal to: (a) the premium for the Tail Coverage plus
     (b) any premium for the Policy Period which is owed and not yet paid.

     The premium for the Tail Coverage shall be fully earned by the Insurer at the inception of the Tail. The Tail Coverage shall not be cancelable.

     The Limit of Liability for the Tail Coverage shall be part of and not in addition to the Limit of Liability for the Policy Period.

     The offer by the Insurer of renewal terms, conditions, limits of liability and/or premiums different from those of the expiring policy shall not constitute a refusal to renew.

                                             /s/ Ty Sagalow
                                             ----------------------------------
                                             AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT #9

This endorsement, effective 12:01 am May 5, 1998               forms a part of
policy number 856-27-73
issued to STV GROUP, INC.

by       National Union Fire Insurance Company of Pittsburgh, PA

In consideration of the premium charged, it is hereby understood and agreed that Claus 4, EXCLUSIONS (e) of the form(s) 62335 is deleted in its entirety and replaced by the following:

     (e) alleging, arising out of, based upon or attributable to any pending or prior litigation as of May 05, 1992 or alleging or derived from the same or essentially the same facts as alleged in such pending or prior litigation.

It is further understood and agreed that with respect to the Limit of Liability $1,000,000 excess of $3,000,000, exclusion 4(e) is amended to indicate that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors and Officers alleging , arising out of, based upon or attributable to any pending or prior litigation as of AUGUST 19, 1992, or alleging or derived from the same facts alleged in such pending or prior litigation.

It is further understood and agreed that with respect to the Limit of Liability $2,000,000 excess of $4,000,000, exclusion 4(e) is amended to indicate that the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Directors and Officers alleging , arising out of, based upon or attributable to any pending or prior litigation as of MAY 5, 1994, or alleging or derived from the same facts alleged in such pending or prior litigation.

                                             /s/ Ty Sagalow
                                             ----------------------------------
                                             AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT #10

This endorsement, effective 12:01 AM May 5, 1998               forms a part of
policy number 856-27-73
issued to STV GROUP, INC.

by       National Union Fire Insurance Company of Pittsburgh, Pa.

   General Partnership/Partnership Management/Joint Venture Manager Exclusion

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for Loss in connection with any Claim made against Insured(s) alleging, arising out of, based upon or derived from an Insured's or the Company's acting as a general partner or any limited partnership and/or partnership manager of any general partnership, and/or joint venture manager of any joint venture.

All other terms, conditions and exclusions remain the same.

                                             /s/ Ty Sagalow
                                             ----------------------------------
                                             AUTHORIZED REPRESENTATIVE

                                 ENDORSEMENT #11

This endorsement, effective 12:01 AM May 5, 1998               forms a part of
policy number 856-27-73
issued to STV GROUP, INC.

by       National Union Fire Insurance Company of Pittsburgh, PA.

                                 CrisisFund(SM)
                  (Crisis Communications Management Insurance)

In consideration of the premium charged, it is hereby understood and agreed that policy form 62335 (5/95) is amended to provide Crisis Management Coverage pursuant to the terms and conditions set forth below:

1. Clause 1, Insuring Agreements, is amended to add the following new insuring agreement:

          CRISIS MANAGEMENT COVERAGE

          This policy shall pay the Crisis Management Loss of the Company arising from a Crisis Management Event first commencing during the Policy Period, up to the amount of the Crisis Management Fund.

2.   Clause 4, Exclusions, shall not be applicable to Crisis Management Loss.

3.   Clause 5, Limit of Liability, is amended to add the following:

          The limit of the Insurer's liability for Crisis Management Loss arising from all Crisis Management Events occurring during the Policy Period, in the aggregate, shall be the amount set forth as the Crisis Management Fund. This limit shall be the maximum limit of the Insurer under this policy regardless of the number of Crisis Management Events occurring during the Policy Period. Provided, however, that this single Crisis Management Event(s) limit shall be part of and not in addition to the Limit of Liability stated in Item 4 of the Declarations, which shall in all events be the maximum liability of the Insurer for all loss under this policy.

4. There shall be no Retention amount applicable to Crisis Management Loss, and the Insurer shall pay such Loss from first dollar subject to the other terms and conditions of this endorsement.

5. An actual or anticipated Crisis Management Event shall be reported to the Insurer is soon as practicable but in no event later than thirty (30) days after the Company first incurs Crisis Management Loss for which coverage will be requested under this endorsement.

6. Clause 8 of the policy shall have no applicability to Crisis Management Events. There shall be no requirement for the Company to obtain prior written approval of the Insurer before incurring any Crisis Management Loss, provided that the Crisis Management Firm selected by the Company to perform the Crisis Management Services has been approved by the Insurer.

                                  Definitions

For the purposes of this endorsement, the following definitions shall apply:

A. Material Effect on the Company's Common Stock Price shall mean, within a period of 24 hours, that the price per share of the Company's common stock shall decrease by the greater of $5 per share or 10% net of the change in the Standard & Poor's Composite Index.

B.   Crisis Management Event shall mean:

     1. One of the following events which, in the good faith opinion of the Chief Financial Officer of the Company, did cause or is reasonably likely to cause, a Material Effect on the Company's Common Stock
          Price:

          (1)  Negative earning or sales announcement

               The public announcement of the Company's past or future earnings or sales, which is substantially less favorable than any of the following: (i) the Company's prior year's earnings or sales for the same period, (ii) the Company's prior public statements or projections regarding earnings or sales for such period, or (iii) an outside securities analyst's published estimate of the Company's earnings or sales.

          (2) Loss of a patent, trade mark or copyright or major customer or contract

               The public announcement of an unforeseen loss of: (i) the Company's intellectual property rights for a patent, trade mark or copyright, other than by expiration; (ii) a major customer or client of the Company; or (iii) a major contract with the Company.

          (3)  Product recall or delay

               The public announcement of the recall of a major product of the Company or the unforeseen delay in the production of a major product of the Company.

          (4)  Mass tort

               The public announcement or accusation that the Company has caused the bodily injury, sickness, disease, death or emotional distress of a group of persons, or damage to or destruction of any tangible group of properties, including the loss of use thereof.

          (5)  Employee layoffs or loss of key executive officer(s)

               The public announcement of employee layoffs, or the death or resignation of one or more key executive officer(s) of the Company.

          (6)  Restatement of financial statement

               The public announcement of a restatement of the Company's previously filed financial statements.

          (7)  Elimination or suspension of dividend

               The public  announcement  of the  elimination  or suspension of a
               regularly   scheduled  dividend  previously  being  paid  by  the
               Company.

          (8)  Write-off of assets

               The public announcement that the Company intends to write off a material amount of its assets.

          (9)  Debt restructuring or default

               The public announcement that the Company has defaulted or intends
               to   default  on  its  debt  or  intends  to  engage  in  a  debt restructuring.

          (10) Bankruptcy

               The public announcement that the Company intends to file for bankruptcy protection or that a third party is seeking to file for involuntary bankruptcy on behalf of the Company; or the imminence of bankruptcy proceedings, whether voluntary or involuntary.

          (11) Governmental or regulatory litigation

               The public announcement of the commencement or threat of
               commencement   of  litigation  or   governmental   or  regulatory
               proceedings against the Company.

          (12) Other

               Any other event previously consented to by the Insurer which, in the good faith opinion of the Chief Financial Officer of the Company, did cause or is reasonably likely to cause, a Material Effect on the Company's Common Stock Price, but only if such event is specifically scheduled by written endorsement to the policy.

     II.  Unsolicited takeover bid

          An unsolicited written offer or bid by any person or entity other than an Insured or any affiliate of any Insured, whether publicly announced or privately made to a director or executive officer of the Company, to effect a Transaction (as Transaction is defined in Clause 12 of the policy) of the Company.

Provided, however, that the term Crisis Management Event shall not include any event relating to:

     (1) any claim which has been reported, or any circumstances of which notice has been given, under any policy of which this policy is a renewal or replacement or which it may succeed in time;

     (2)  any pending or prior litigation as of FEBRUARY 11,1998;

     (3) the actual, alleged or threatened discharge, dispersal, release or escape of pollutants; or any direction or request to test for, monitor, clean up, remove, contain, treat, detoxify or neutralize pollutants; provided, however, the foregoing shall not apply if the policy contains any endorsement modifying or deleting, in part or in whole, exclusion (1) of the policy;

     (4) the hazardous properties of nuclear materials; provided, however, the foregoing shall not apply to any Crisis Management Event arising from the ownership of, operation of, construction of, management of, planning of, maintenance of or investment in any nuclear facility.

The descriptions in the headings of the Crisis Management Events are solely for convenience and form no part of the terms and conditions of coverage.

For the purposes of this endorsement, a Crisis Management Event shall first commence when the Company or any of its directors or executive officers shall first become aware of the event and shall conclude at the earliest of the time when the

Crisis Management Finn advises the Company that the crisis no longer exists or when the Crisis Management Fund has been exhausted.

C. Crisis Management Firm shall mean any public relations firm, crisis management firm or law firm hired by the Company or its directors, officers or employees to perform Crisis Management Services in connection with the Crisis Management Event which has been consented to by the Insurer, the consent for which shall not be unreasonably withheld. Attached to this endorsement is a list of firms which have been pre-approved by the Insurer and may be hired by the Company without further approval by the Insurer:

D.   Crisis Management Fund shall mean Fifty Thousand Dollars ($50,000).

E. Crisis Management Loss shall mean the following amounts incurred during the pendency of or within 90 days prior to and in anticipation of, the Crisis Management Event, regardless of whether a Claim is ever made against an Insured arising from the Crisis Management Event and, in the case where a Claim is made regardless of whether the amount is incurred prior to or subsequent to the making of the Claim:

     (1) Amounts for which the Company is legally liable for the reasonable and necessary fees and expenses incurred by a Crisis Management Firm in the performance of Crisis Management Services for the Company arising from a Crisis Management Event; and

     (2) Amounts for which the Company is legally liable for the reasonable and necessary printing, advertising, mailing of materials, or travel by directors, officers, employees or agents of the Company or the Crisis Management Firm, in connection with the Crisis Management Event.

F. Crisis Management Services means those services performed by a Crisis Management Firm in advising the Company or any of its directors, officers or employees on minimizing potential harm to the Company arising from the Crisis Management Event, including but not limited to maintaining and restoring investor confidence in the Company.

All other terms, conditions and exclusions remain unchanged.

                                             /s/ Ty Sagalow
                                             -----------------------------------
                                             Authorized Representative

                      PRE-APPROVED CRISIS MANAGEMENT FIRMS


(1)            Abernathy MacGregor Scanlon
               501 Madison Avenue
               New York, NY 10022
               (212) 371-5999
               Contact: James T. MacGregor

(2)            Burson-Marsteller
               230 Park Avenue South
               New York, NY 10003-1566
               (212) 614-5236
               Contact: Michael Claes

(3)            Kekst and Company.
               437 Madison Avenue
               New York, NY 10022
               (212) 593-2655
               Contact: Andrew Baer

(4)            Kroll Associates
               900 Third Avenue
               New York, NY 10022
               (212) 833-3385
               Contact: Richard G. McCormick

(5)            Robinson Lerer & Montgomery
               75 Rockefeller Plaza, 6th floor
               New York, NY 10019
               (212) 484-7721
               Contact: Michael Gross

(6)            Sard Verbinnen & Co.
               630 Third Avenue
               New York, NY 10017
               (212) 687-8080
               Contact: Paul Verbinnen or George Sard

(7)            Sitrick & Company
               2029 Century Park East
               Suite 1750
               Los Angeles, CA 90067
               (310) 788-2850
               Contact: Michael Sitrick